62427499;2 Exhibit 10.13* LEASE Between FNLI AUDAX LLC, a Delaware limited liability company as Landlord, and 220 ALHAMBRA PROPERTIES LLC, a Florida limited liability company as Tenant Date of Lease: As of December 15, 2021 _______ * Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) the registrant treats such information as private and confidential.

-i- 62427499;2 TABLE OF CONTENTS Page PART I1 FUNDAMENTAL LEASE PROVISIONS; DEFINITIONS........................................... 1 PART II ................................................................................................................................ 10 PREMISES ................................................................................................................ 10 NO MERGER OF TITLE ........................................................................................... 10 USE ........................................................................................................................... 10 FIXED RENT ............................................................................................................ 11 NET LEASE; TRUE LEASE...................................................................................... 12 CONDITION ............................................................................................................. 13 LIENS ....................................................................................................................... 14 REPAIRS AND MAINTENANCE ............................................................................. 14 COMPLIANCE WITH LAWS ................................................................................... 16 ACCESS TO PREMISES ........................................................................................... 16 WAIVER OF SUBROGATION ................................................................................. 17 DAMAGE; DESTRUCTION ..................................................................................... 17 CONDEMNATION ................................................................................................... 20 ASSIGNMENT AND SUBLETTING ......................................................................... 24 ALTERATIONS ........................................................................................................ 24 SURRENDER............................................................................................................ 26 SUBORDINATION OF LEASE................................................................................. 26 TENANT’S OBLIGATION TO DISCHARGE LIENS................................................ 27 UTILITIES ................................................................................................................ 27 TENANT DEFAULT ................................................................................................. 27 LANDLORD ASSIGNMENT OF WARRANTIES ..................................................... 32 RENT PAYMENTS ................................................................................................... 33 HOLDOVER ............................................................................................................. 33 NOTICES .................................................................................................................. 33 INDEMNITY............................................................................................................. 34 TENANT TO COMPLY WITH MATTERS OF RECORD .......................................... 35 OBLIGATIONS TO MODIFY EASEMENTS ............................................................ 35 TAXES ...................................................................................................................... 37 INSURANCE ............................................................................................................ 39 LANDLORD EXCULPATION .................................................................................. 40 LANDLORD’S TITLE............................................................................................... 40 QUIET ENJOYMENT ............................................................................................... 41 BROKER................................................................................................................... 41 TRANSFER OF TITLE; INFORMATION REGARDING LANDLORD ..................... 41 HAZARDOUS MATERIALS .................................................................................... 42 WAIVER OF LANDLORD’S LIEN ........................................................................... 48 ESTOPPEL CERTIFICATE ....................................................................................... 48 NOTICE OF LEASE .................................................................................................. 48 MISCELLANEOUS................................................................................................... 48

-iii- 62427499;2 LIST OF SCHEDULES AND EXHIBITS: Schedule 1 Fixed Rent Amounts Exhibit A Legal Description of Premises Exhibit B Form of Subordination, Non-Disturbance and Attornment Agreement Exhibit C List of Environmental Reports Exhibit D Notice of Transfer Exhibit E Guaranty of Lease Form

62427499;2 LEASE This Lease (this “Lease”) is made on the Date of Lease specified below, between the Landlord and the Tenant specified below. Lease: PART I FUNDAMENTAL LEASE PROVISIONS; DEFINITIONS The following list sets out certain fundamental provisions and definitions pertaining to this 1. Date of Lease/Lease Commencement Date: As of December 15, 2021 2. Landlord name, and state of and type of entity (“Landlord”) FNLI AUDAX LLC, a Delaware limited liability company 3. Landlord business address: [ ] 4. Landlord notice address: [ ] with copy to: Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. 2029 Century Park East, Suite 3100 Los Angeles, CA 90067 Attention: Erin F. Natter, Esq. (052740-27) Email: EFNatter@mintz.com 5. Tenant name, and state of and type of entity: 220 Alhambra Properties LLC, a Florida limited liability company 6. Tenant business address: 220 Alhambra Circle Coral Gables, FL 33134 7. Tenant notice address: 220 Alhambra Circle Coral Gables, FL 33134 Carlos Iafigliola EVP & Chief Financial Officer

-2- 62427499;2 with copy to: 220 Alhambra Circle Coral Gables, FL 33134 Tel. (305) 460-8601 Email: CIafigliola@amerantbank.com Orlando Valea Vice President Facilities Management 220 Alhambra Circle, Suite 450 Coral Gables, Florida 33134 Tel. (305) 460-2022 Email: OValea@amerantbank. com And Mariola Triana Sanchez General Counsel 220 Alhambra Circle Coral Gables, FL 33134 Tel. (305) 441-5620 Email: MSanchez@amerantbank.com 8. Guarantor: Amerant Bancorp Inc., a Florida corporation 9. Premises: That certain lot or parcel of real estate which is described on Exhibit A hereto, together with all improvements situated on said property (together with all right, title and interest of Landlord in and to the lighting, electrical, mechanical, plumbing and heating, ventilation and air conditioning systems used in connection with said property, and all other carpeting, draperies, appliances and other fixtures and equipment attached or appurtenant to said property), and all rights, easements, rights of way, and other appurtenances thereto. 10. Building: The building and other improvements located on the parcel of land described on Exhibit A hereto. 11. Term: Shall commence on the Commencement Date, and shall expire on December 14, 2039; all subject to all terms and conditions of this Lease. 12. Lease Year: The first “Lease Year” of this Lease shall commence on the Commencement Date and shall continue for twelve (12) complete calendar months thereafter (unless the Commencement Date is a day other than the first (1st) day of a calendar month, in which event the initial fractional month, together with the next succeeding twelve (12) months, shall constitute the first Lease Year) and each succeeding Lease Year shall commence on the first day of the calendar month after the expiration of the immediately preceding Lease Year and shall continue for twelve (12) calendar months thereafter.

-3- 62427499;2 14. Date of Rent Commencement: The Commencement Date 15. Fixed Rent (See Section 5 of Part II): Shall mean the amounts set forth on Schedule 2 hereto for the respective periods specified thereon. 17. Lender: [ ] (if and so long as it has a Loan outstanding which is secured by the Premises); or any other person that makes a loan or loans (such loan or loans collectively referred to herein as the “Loan”) to Landlord which is secured by a mortgage, deed of trust or similar instrument with respect to the Premises and of which Tenant is advised in writing by Landlord. Any such Loan may be evidenced by one or more promissory notes (collectively referred to herein as the “Note”). 18. Lender business address: 19. Lender notice address: 20. Lease Default Rate: the lower of (a) [ ] in effect from time to time or (b) the highest rate permitted to be contracted for under applicable Law. [ ]. It is the intention of the parties hereto to conform strictly to the applicable usury Laws, and whenever any provision herein provides for payment by Tenant to Landlord of interest at a rate in excess of the highest legal rate permitted to be charged, such rate herein provided to be paid shall be deemed reduced to such highest legal rate. 21. Permitted Encumbrances: shall mean taxes (as defined in Section 31 of Part II), Legal Requirements (as defined in Section 10 of Part II), any matters consented to by Landlord and Tenant and Lender in writing, those covenants, restrictions, reservations, liens, conditions, encroachments, easements, encumbrances and other matters of title that affect the Premises as of the Lease Commencement Date or which arise due to the acts or omissions of Landlord with Tenant’s consent, after the Lease Commencement Date. 22. Exhibits: All Exhibits and Schedules to this Lease are incorporated herein by this reference. 23. Payment of Fixed Rent: As set forth in Section 5(a) of Part II, Fixed Rent shall be initially paid by wire transfer to the account set forth in the rent direction letter from Landlord to Tenant delivered concurrently with the execution and delivery of this Lease. 24. Threshold Repair Amount: shall mean, at any time, an amount equal to the product of [ ]. If [ ] shall become unavailable to the public because publication is discontinued, or otherwise, Landlord will substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency or, if no such index shall be available then a comparable index published by a major bank or other financial institution.

-4- 62427499;2 25. Certain Definitions: The following terms shall have the definitions given to them in the following Sections of this Lease: Additional Rent Section 5(d) of Part II alteration Section 16(a) of Part II Appraiser Section 13(d) of Part II business day Section 44(l) of Part II Casualty Section 13(a) of Part II Commercial Closure Section 40(c) of Part II Condemnation Section 14(a) of Part II [ ] [ ] [ ] [ ] Date of Rent Commencement Section 14 of Part I Dedications Section 30 of Part II Designated Person Section 44(n) of Part II Discount Rate Section 23(g) of Part II Due Date Section 5(a) of Part II Easements Section 30 of Part II Environmental Laws Section 40(a) of Part II Environmental Claim Section 40(d) of Part II Event of Default Section 23 of Part II [ ] [ ] guaranties Section 24 of Part II Hazardous Materials Section 40(a) of Part II Indemnified Parties Section 28 of Part II Interest Rate Section 9 of Part II Involuntary Conversion Termination Date Section 14(b) of Part II Laws Section 10 of Part II Lease Commencement Date Section 1 of Part I Legal Requirements Section 10 of Part II Loan Section 17 of Part I Major Condemnation Section 14(b) of Part II Matters of Record Section 29 of Part II Minimum Rating Section 13(c) of Part II Moody’s Section 13(c) of Part II Mortgage Section 20(a) of Part II Net Proceeds Section 13(c) of Part II Note Section 17 of Part I Notice of Breach Section 23(h) of Part II person(s) Section 44(k) of Part II [ ] [ ] Regulated Activity Section 40(b) of Part II Remedial Work Section 40(c) of Part II Restoration Cost Section 13(d) of Part II Restoration Section 13(c) of Part II Restriction Section 40(c) of Part II

-5- 62427499;2 Signs Section 14 of Part II SNDA Agreement Section 20(a) of Part II Taking Section 14(a) of Part II tax or taxes Section 31 of Part II Tenant’s Termination Notice Section 14(b) of Part II Term Section 11 of Part I Termination Casualty Section 13(d) of Part II Third Parties Section 40(b) of Part II trade fixtures Section 19 of Part II [ ] [ ]

-6- 62427499;2 PART II PREMISES 1. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the Term and on the conditions herein provided, the Premises described in Section 9 of Part I hereof, subject, however, to the Permitted Encumbrances. NO MERGER OF TITLE 2. There shall be no merger of this Lease nor of the leasehold estate created hereby with the fee estate in or ownership of the Premises by reason of the fact that the same entity may acquire or hold or own (i) this Lease or the leasehold estate created hereby or any interest therein and (ii) the fee estate or ownership of any of the Premises or any interest therein. No such merger shall occur unless and until all persons having any interest in (x) this Lease and the leasehold estate created hereby, and (y) the fee estate in the Premises including, without limitation, Lender’s interest therein, shall join in a written, recorded instrument effecting such merger. [RESERVED] 3. [Reserved]. USE 4. Tenant may use the Premises for any lawful purpose. In no event shall the Premises be used for any purpose which shall violate any of the provisions of any Permitted Encumbrance or any covenants, restrictions or agreements hereafter created by or consented to by Landlord and Tenant applicable to the Premises. Tenant agrees that with respect to the Permitted Encumbrances and any covenants, restrictions or agreements hereafter created by or consented to by Landlord and Tenant, Tenant shall observe, perform and comply with and carry out the provisions thereof required therein to be observed and performed by Landlord as the fee owner of the Premises. FIXED RENT 5. (a) Commencing as of the Date of Rent Commencement, Tenant shall pay Fixed Rent to Landlord, or to Lender if directed by Landlord in writing, at the business address of Landlord or Lender, as the case may be, specified herein, or at such other address as Landlord or Lender, as the case may be, shall from time to time designate by written notice to Tenant. Fixed Rent shall be due and payable on the first day of each month commencing on the Date of Rent Commencement, during the Term (each such date being referred to herein as a “Due Date”). (b) If the Lease Commencement Date shall be on any day other than the first day of a calendar month, then Tenant shall pay to Landlord on the Lease Commencement Date the Fixed Rent and other charges for the remaining portion of such month including and after the Lease Commencement Date, prorated (based on the first full month’s Fixed Rent and other charges) on a per diem basis. (c) If any installment of Fixed Rent is not paid on the respective Due Date, Tenant shall pay Landlord interest on such overdue payment at the Lease Default Rate, accruing

-7- 62427499;2 from the Due Date of such payment until the same is paid. All Fixed Rent and Additional Rent shall be payable in U.S. Dollars. (d) Commencing as of the Lease Commencement Date, all taxes, costs, expenses, and other amounts which Tenant is required to pay pursuant to this Lease (other than Fixed Rent), together with every fine, penalty, interest and cost which may be added for non - payment or late payment thereof, shall constitute additional rent hereunder (“Additional Rent”). All Additional Rent shall be paid directly by Tenant to the party to whom such Additional Rent is due. If Tenant shall fail to pay any such Additional Rent or any other sum due hereunder when the same shall become due (and if no due date is specified, then such amounts shall be payable on demand), Landlord shall have all rights, powers and remedies with respect thereto as are provided herein or by Law in the case of non-payment of any Fixed Rent and shall, except as expressly provided herein, have the right, not sooner [ ] after notice to Tenant (except in the event of an emergency, as reasonably determined by Landlord, in which case prior notice shall not be necessary) of its intent to do so, to pay the same on behalf of Tenant, and Tenant shall repay such amounts to Landlord on demand. Tenant shall pay to Landlord interest at the Lease Default Rate on all overdue Additional Rent and other sums due hereunder, in each case paid by Landlord or Lender on behalf of Tenant, from the date of payment by Landlord or Lender until repaid by Tenant. NET LEASE; TRUE LEASE 6. (a) The obligations of Tenant hereunder shall be separate and independent covenants and agreements, and Fixed Rent, Additional Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events, and the obligations of Tenant hereunder shall continue during the Term, unless the requirement to pay or perform the same shall have been terminated pursuant to the provisions of Section 13(d) or Section 14 of this Part II. This is an absolutely net lease and Fixed Rent, Additional Rent and all other sums payable hereunder by Tenant shall be paid without notice or demand, and without setoff, counterclaim, recoupment, abatement, suspension, reduction or defense. This Lease is the absolute and unconditional obligation of Tenant, and the obligations of Tenant under this Lease shall not be affected by any interference with Tenant’s use of any of the Premises for any reason, including, but not limited to, the following: (i) any damage to or destruction of any of the Premises by any cause whatsoever (except as otherwise expressly provided in Section 13 of this Part II), (ii) any Condemnation (except as otherwise expressly provided in Section 14 of this Part II), (iii) the prohibition, limitation or restriction of Tenant’s use of any of the Premises, (iv) any default on the part of Landlord under this Lease or under any other agreement, (v) any latent or other defect in, or any theft or loss of any of the Premises, (vi) any violation of Section 35 of this Part II by Landlord (provided, that this Section 6(a)(vii) shall not limit Tenant’s rights, if any, to seek injunctive relief against Landlord for violation of said Section 35 of this Part II) or (viii) any other cause, whether similar or dissimilar to the foregoing, any present or future Law to the contrary notwithstanding. All costs and expenses (other than depreciation, interest on and amortization of debt incurred by Landlord, and costs incurred by Landlord in financing or refinancing the Premises) and other obligations of every kind and nature whatsoever relating to the Premises and the appurtenances thereto and the use and occupancy thereof which may arise or become due and payable with respect to the period which ends on the expiration or earlier termination of the Term in accordance with the provisions hereof (whether or not the same shall become payable during the Term or thereafter)

-8- 62427499;2 shall be paid and performed by Tenant. Tenant shall pay all expenses related to the maintenance and repair of the Premises, and taxes and insurance costs. This Lease shall not terminate and Tenant shall not have any right to terminate this Lease (except as otherwise expressly provided in Section 13 or Section 14 of this Part II), or to abate Fixed Rent or Additional Rent during the Term. (b) Landlord and Tenant agree that this Lease is a true lease and does not represent a financing arrangement. Each party shall reflect the transaction represented hereby in all applicable books, records and reports (including income tax filings) in a manner consistent with “true lease” treatment rather than “financing” treatment. (c) Tenant shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any bankruptcy, insolvency, reorganization, liquidation, dissolution or other proceeding affecting Landlord or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator or by any court. CONDITION 7. Tenant acknowledges that Tenant is fully familiar with the physical condition of the Premises and that Landlord makes no representation or warranty express or implied, with respect to same. EXCEPT FOR LANDLORD’S COVENANT OF QUIET ENJOYMENT SET FORTH IN SECTION 35 OF THIS PART II, LANDLORD MAKES NO AND EXPRESSLY HEREBY DENIES ANY REPRESENTATIONS OR WARRANTIES REGARDING THE CONDITION OR SUITABILITY OF, OR TITLE TO, THE PREMISES TO THE EXTENT PERMITTED BY LAWS, AND TENANT WAIVES ANY RIGHT OR REMEDY OTHERWISE ACCRUING TO TENANT ON ACCOUNT OF THE CONDITION OR SUITABILITY OF THE PREMISES, OR (EXCEPT WITH RESPECT TO LANDLORD’S WARRANTY SET FORTH IN SECTION 35 OF THIS PART II) TITLE TO THE PREMISES, AND TENANT AGREES THAT IT TAKES THE PREMISES “AS IS,” WITHOUT ANY SUCH REPRESENTATION OR WARRANTY, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES. Tenant has examined the Premises and title to the Premises, and has found all of the same satisfactory for all purposes. LIENS 8. (a) Tenant shall not, directly or indirectly, create, or permit to be created or to remain, and shall remove and discharge (including, without limitation, by any statutory bonding procedure or any other bonding procedure reasonably satisfactory to Landlord and Lender which shall be sufficient to prevent any loss of the Landlord’s or Lender’s interest in the Premises) within [ ] after obtaining knowledge thereof, any mortgage, lien, encumbrance or other charge on the Premises or the leasehold estate created hereby or any Fixed Rent or Additional Rent payable hereunder which arises for any reason, other than: the Landlord’s Mortgage (and any assignment of leases or rents collateral thereto); the Permitted Encumbrances; and any mortgage, lien, encumbrance or other charge created by or resulting from any act or omission by Landlord or those claiming by, through or under Landlord (other than Tenant). If Tenant shall fail to cause such mortgage, lien, encumbrance or other charge forthwith to be so discharged or bonded, then in

-9- 62427499;2 addition to any other right or remedy of Landlord, Landlord may bond over or, if Tenant fails to discharge same within [ ] discharge the same by paying the amount claimed to be due, and the amount so paid by Landlord, including reasonable attorneys’ fees incurred by Landlord either in defending against such lien or in procuring the bonding or, after the passage of such [ ] period, discharge of such lien, together with interest thereon at the Lease Default Rate, shall be due and payable by Tenant to Landlord as Additional Rent. (b) Landlord shall not be liable for any labor, services or materials furnished to Tenant or to any party holding any portion of the Premises through or under Tenant and no mechanic’s or other liens for any such labor, services or materials shall attach to the Premises or the leasehold estate created hereby. Landlord and Tenant agree that Tenant will not have authority to create or suffer any lien for labor or materials on Landlord’s interest in the Premises. Nothing contained in this Lease shall be construed as consent on the part of Landlord to subject the estate of Landlord to liability under the Construction Lien Law of the State of Florida, it being expressly understood that Landlord’s estate shall not be subject to such liability. No work performed by Tenant pursuant to this Lease, whether in the nature of erection, construction, alteration or repair, shall be deemed to be for the immediate use and benefit of Landlord, so that no mechanic’s or other lien shall be allowed against the estate of Landlord by reason of any consent given b y Landlord to Tenant to improve the Premises. REPAIRS AND MAINTENANCE 9. (a) Tenant shall keep, maintain and repair, at its sole cost and expense, the Premises, including, without limitation, the roof, walls, footings, foundations, HVAC, mechanical and electrical equipment and systems in or serving the Premises and structural and nonstructural components and systems of the Premises, parking areas, sidewalks, roadways and landscaping in good repair and appearance, and shall make all repairs and replacements (substantially equivalent in quality and workmanship to the original work) of every kind and nature, whether foreseen or unforeseen, which may be required to be made in order to keep and maintain the Premises in as good repair and appearance as they were on the Lease Commencement Date, except for ordinary wear and tear and (other than for any Restoration required by the terms of this Lease) any damage to the Premises by any Termination Casualty to or Major Condemnation of the Premises. Tenant shall do or cause others to do all shoring of the Premises or of the foundations and walls of the Building and every other act necessary or appropriate for the preservation and safety thereof (including, without limitation, any repairs required by Law as contemplated by Section 10 of this Part II), by reason or in connection with any excavation or other building operation upon the Premises, and Landlord shall have no obligation to do so. Landlord shall not be required to make any repair, replacement, maintenance or other work whatsoever, or to maintain the Premises in any way, and Tenant waives the right to make repairs, replacements or to perform maintenance or other work at the expense of the Landlord, which right may be provided for in any Laws. Nothing in the preceding sentence shall be deemed to preclude Tenant from being entitled to insurance proceeds or awards for any taking to the extent provided in this Lease. Tenant shall, in all events, make all repairs, replacements and perform maintenance and other work for which it is responsible hereunder, in a good, proper and workmanlike manner. (b) If, at any time prior to or during the Term [ ], all or any part of the Building shall encroach upon any property, street or right-of -way adjoining or adjacent to the Premises, or shall violate the

-10- 62427499;2 agreements or conditions affecting the Premises or any part thereof, or shall violate any Laws or Legal Requirements, or shall hinder, obstruct or impair any easement or right-of-way to which the Premises is subject, then, promptly after written request of Landlord (unless such encroachment, violation of any agreements or conditions of record, hindrance, obstruction or impairment is a Permitted Encumbrance in existence as of the Lease Commencement Date) or of any person affected thereby, Tenant shall, at its sole expense, either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting therefrom, or (ii) make such cha nges, including alterations to the Building (subject, however, to Tenant’s maintenance and repair obligations in Section 9(a) of this Part II) and take such other action as shall be necessary to remove or eliminate such encroachments, violations, hindrances, obstructions or impairments, provided that, if Landlord’s or Lender’s consent is required for such changes pursuant to this Lease, Landlord’s or Lender’s consent shall not be unreasonably withheld, conditioned or delayed. (c) If Tenant shall be in default under any of the provisions of this Section 9, Landlord may, after [ ] written notice to Tenant and failure of Tenant to cure during said period, but without notice in the event of an emergency, do whatever is necessary to cure such default as may be appropriate under the circumstances for the account of and at the expense of Tenant. If an emergency exists, Landlord shall use reasonable efforts to notify Tenant of the situation by phone or other available communication before taking any such action to cure such default. All reasonable sums so paid by Landlord and all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) so incurred, together with interest at the Lease Default Rate from the date of payment or incurring of the expense, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand. (d) Notwithstanding anything to the contrary contained herein, if during the last five (5) years of the Term, Tenant determines that any element of the Buildings (including the exterior, roof, load-bearing walls or other structural portions of the Buildings, electrical, utility , HVAC, transportation or other building systems, or parking, drive or other access areas) needs to be replaced (as opposed to operation or routine repair and maintenance), and Tenant has received reasonable estimates from qualified third party contractors that the cost of such replacement will cost in excess of [ ] to complete, then Tenant shall notify Landlord of same, together with Tenant’s reasonable estimate of the costs and expenses of performing such replacement, and documentation supporting such estimate. If within [ ] after such notice from Tenant, Landlord approves such replacement, then (x) Tenant shall perform the same in accordance with the requirements of this Lease, (y) the costs and expenses thereof reasonably incurred by Tenant shall be amortized, together with interest at the Interest Rate, over the reasonably anticipated remaining useful life of the element of such replacement and (z) within [ ] after Tenant notifies Landlord of completion thereof (which notice shall be accompanied by reasonable substantiation of such costs and expenses), Landlord shall reimburse Tenant for such amortized amounts allocable to periods after the scheduled expiration of the Term (such amounts, collectively, the “Landlord Amortization Amount”). If Landlord does not so approve such repair, replacement alteration or improvement, then Tenant shall be released from any obligations to perform such repair or replacement under this Section 9 or any of the other terms and conditions of the Lease. As used herein, “Interest Rate” means the simple per annum interest rate equal to the lesser of [ ].

-11- 62427499;2 COMPLIANCE WITH LAWS 10. During the Term Tenant shall comply with all Laws and Legal Requirements relating to the Premises. As used herein, (i) the term “Laws” shall mean all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations and requirements, even if unforeseen or extraordinary, of every duly constituted governmental authority or agency (but excluding those which by their terms are not applicable to and do not impose any obligation on Tenant, Landlord or the Premises or which are due to take effect af ter expiration of the Term), and (ii) the term “Legal Requirements” shall mean all Laws and all covenants, restrictions and conditions now or in the future of record which may be applicable to Tenant, Landlord (with respect to the Premises) or to all or any part of or interest in the Premises, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of the Premises. ACCESS TO PREMISES 11. Upon not less than [ ] reasonable notice to Tenant (which notice may be given by electronic mail), and during Tenant’s business hours, Landlord and Lender and their respective employees, contractors, agents and representatives may enter onto the Premises to (i) show the Premises to purchasers and potential purchasers, and to mortgagees and potential mortgagees, or (ii) for the purpose of inspecting the Premises or performing any work which Landlord is permitted to perform under this Lease; provided, that, for purposes of subpart (ii) of this sentence, Landlord and Lender shall not be required to give notice prior to entry onto the Premises during the continuance of an Event of Default or in the event of an emergency situation. [ ] WAIVER OF SUBROGATION 12. Notwithstanding anything in this Lease to the contrary, Landlord and Tenant each waive any rights of action for negligence against the other party, which may arise during the Term for damage to the Premises or to the property therein resulting from any fire or other casualty, but only to the extent covered by insurance or to the extent the same would have been covered by the insurance had Tenant maintained the insurance to be maintained under this Lease. DAMAGE; DESTRUCTION 13. (a) In the event of any damage to or destruction of the Premises by fire, the elements or other casualty during the Term (a “Casualty”), Tenant shall, in consultation with Landlord, adjust, collect and compromise any and all claims covered by insurance. (b) In the event of any such Casualty (whether or not insured against), this Lease shall not be affected in any manner by reason of such Casualty, the Term shall continue and there shall be no abatement or reduction of Fixed Rent, Additional Rent or of any other sums payable by Tenant hereunder. Tenant, notwithstanding any applicable Laws, present or future,

-12- 62427499;2 waives all rights to quit or surrender the Premises or any portion thereof because of the total or partial destruction of thereof (prior to the expiration of this Lease). (c) Except in the event of a Termination Casualty, all proceeds of any insurance required to be carried hereunder less any reasonable expenses of Landlord or Lender in collecting such proceeds (the “Net Proceeds”) shall be delivered to Tenant to apply in accordance with the terms of this Lease if (i) the estimated cost of restoring or repairing the Premises to as nearly as possible to its value, condition, character, utility and useful life immediately before such Condemnation or Casualty, but in any event assuming the Premises have been maintained in accordance with the requirements of Section 9 of this Part II (such restoration or repair of the Premises, whether in connection with a Condemnation or a Casualty, as the context requires, herein called a “Restoration”), shall be the Threshold Repair Amount or less and (ii) no Event of Default has occurred and is continuing, at the time of delivery of the Net Proceeds. In all other events the Net Proceeds shall be delivered to a trustee which shall be [ ], selected by Landlord and Tenant and reasonably satisfactory to Lender (the “Trustee”) to be held and disbursed in accordance with the provisions of Section 13(e) of this Part II; provided, however, that if at the time of the delivery of the Net Proceeds a Mortgage is in existence, the Lender or the servicer of the Loan may act as Trustee without the consent of either Landlord or Tenant. (d) Tenant shall, whether or not the Net Proceeds of such insurance are sufficient for the purpose or delivered to Tenant, promptly complete the Restoration of the Improvements damaged by any such Casualty (including, without limitation, any alterations previously made by Tenant hereunder) in compliance with all requirements set forth in this Lease and all Legal Requirements, and such Restoration shall be completed in such a manner as not to impair the market value or usefulness of the Premises for use in Tenant’s ordinary course of business, all at Tenant’s sole cost and expense. Notwithstanding the foregoing, if a Casualty occurs [ ] (a “Termination Casualty”), then, so long as no Event of Default then exists, Tenant may elect not to complete the Restoration provided such election is made within [ ] after the date of such Termination Casualty, in which event Tenant may terminate this Lease by notice to Landlord and Lender on the date f or termination specified in such notice (which date shall be a Due Date which is [ ] after such notice but, in any event, not later than [ ]). Except for such termination expressly provided for above in this paragraph (d), Tenant shall not have any right to abate the payment of Fixed Rent or Additional Rent as a result of any Casualty. [ ]. (e) If the Restoration Cost exceeds the Threshold Repair Amount, before commencing the Restoration the architects, general contractor(s), and plans and specifications for the Restoration shall be approved by Landlord and Lender, which approval shall not be unreasonably withheld or delayed; and which approval shall be granted to the extent that the plans

-13- 62427499;2 and specifications depict a Restoration which is substantially similar to the improvements and equipment which existed prior to the occurrence of the Casualty or Taking, whichever is applicable, or, if the Building was under construction prior thereto, which depict a Restoration to the condition to which the Building was to have been constructed. CONDEMNATION 14. (a) Promptly upon obtaining knowledge of any proceeding for condemnation or eminent domain with respect to the Premises (a “Taking” or “Condemnation”), Tenant and Landlord shall each notify the other and Lender, and each shall be entitled to participate in such proceeding at Tenant’s sole expense. Subject to the provisions of this Section 14, Tenant hereby irrevocably assigns to Landlord’s Lender or to Landlord, in that order, any award o r payment in respect of any Condemnation of the Premises, except that (except as hereinafter provided) nothing in this Lease shall be deemed to assign to Landlord or Lender any award relating to the value of the leasehold interest created by this Lease or any award or payment on account of an interruption of Tenant’s business at the Premises or the Tenant’s trade fixtures, moving expenses and out -of- pocket expenses incidental to the move, if available, to the extent Tenant shall have a right to make a separate claim therefor against the condemnor, it being agreed, however, that Tenant shall in no event be entitled to any payment that reduces the award to which Landlord is or would be entitled for the condemnation of Landlord’s interest in the Premises. (b) If (i) the entire Premises or (ii) a material portion of the Building or land comprising a portion of the Premises the loss of which would, in Tenant’s reasonable judgment, render the Premises unsuitable for Restoration or for the continued use and occupancy in Tenant’s business after Restoration, shall be subject of a Taking (a “Major Condemnation”), then not later than [ ] after such Taking has occurred, Tenant shall serve written notice upon Landlord and Lender (“Tenant’s Termination Notice”) of Tenant’s intention to terminate this Lease on any Fixed Rent payment Due Date specified in such notice, which Due Date (the “Involuntary Conversion Termination Date”) shall be [ ] after Tenant’s Termination Notice but, in any event, not later than [ ]. (c) In the event of any Taking of a portion of the Premises which does not result in a termination of this Lease, the net award resulting from the Taking, i.e., after deducting therefrom all reasonable expenses incurred in the collection thereof, shall be held in accordance with Section 13(c) of this Part II. In the event of any such Taking, Tenant shall promptly commence and diligently complete the Restoration (as defined in Section 13(c) of this Part II) of the Premises in accordance with all Laws and Legal Requirements and all other terms of this Lease. Any net award from Condemnation not resulting in a termination of this Lease shall be disbursed in the same manner as set forth with respect to Net Proceeds in Section 13(c) of this Part II. (d) No agreement with any Taking authority in settlement of or under threat of any Taking shall be made by Landlord or Lender without Tenant’s prior written consent (provided, that Tenant’s consent shall not be required if an Event of Default then exists and is continuing), or by Tenant without Landlord’s and Lender’s prior written consent. (e) In the case of any Taking, all Fixed Rent, Additional Rent and other obligations of Tenant shall continue unabated until the termination of this Lease.

-14- 62427499;2 ASSIGNMENT AND SUBLETTING 15. (a) Tenant shall have the right to sublet the whole or any part of the Premises (provided the term thereof does not extend beyond the Term of this Lease), for use for any lawful purpose (subject to the limitations of Section 4(a) of this Part II), provided Tenant and Guarantor shall remain liable for the obligations of Tenant hereunder, which liability of Tenant shall be and remain that of a primary obligor and not a guarantor or surety. Tenant shall not assign the Lease without Landlord’s prior written consent, which Landlord may withhold in its commercially reasonable discretion. Without limitation, any of the following shall be deemed an assignment of this Lease: any assignment or transfer of any direct or indirect ownership interest in Tenant, in whole or in part, by operation of Law or otherwise, regardless of the number of tiers of ownership, in one or more transactions, in such a manner that greater than [ ] of the direct or indirect ownership interests in Tenant are assigned or transferred; provided, however, Tenant shall be permitted to assign this Lease, without first obtaining Landlord’s prior written consent, to a purchaser of all or substantially all of the assets of Guarantor. Tenant agrees that in the case of an assignment of this Lease that is either consented to by Landlord or for which no consent is necessary, Tenant shall, within [ ] after the execution and delivery of any such assignment, deliver to Landlord (i) a duplicate original of such assignment in recordable form and (ii) an agreement executed and acknowledged by the assignee in recordable form wherein the assignee shall agree to assume and agree to observe and perform all of the terms and provisions of this Lease on the part of the Tenant to be observed and performed from and after the date of such assignment, and both Tenant and Guarantor shall remain labile for the obligations of Tenant hereunder, notwithstanding any such assignment, which liability of Tenant shall be and remain that of a primary obligor and not a guarantor or surety. In the case of a sublease, Tenant shall, within [ ] after the execution and delivery of such sublease, deliver to Landlord a duplicate original of such sublease. Any sublease entered into after the Lease Commencement Date shall be subject and subordinate to this Lease. [ ]. (b) Upon the occurrence of an Event of Default under this Lease, Landlord shall have the right to collect and enjoy all rents and other sums of money payable under any sublease of any of the Premises, and Tenant hereby irrevocably and unconditionally assigns such rents and money to Landlord, which assignment may be exercised upon and after (but not before) the occurrence of an Event of Default. ALTERATIONS 16. (a) Tenant may make any structural or non-structural, interior and/or exterior alterations, changes, additions, improvements, reconstructions or replacements of any of the Premises (“alterations”), other than those which would result in a diminution in the value of the Premises. Tenant shall obtain the prior written consent of Landlord and Lender to any alteration which would result in a diminution in the value of the Premises, which consent may be withheld in each such person’s sole discretion.

-15- 62427499;2 (b) Tenant shall do all such work in a good and workmanlike manner, at its own cost, and in accordance with Laws and Legal Requirements. Tenant shall discharge, within [ ] (by payment or by filing the necessary bond, or otherwise), any mechanics’, materialmen’s or other lien against the Premises and/or Landlord’s interest therein, which lien may arise out of any payment due for any labor, services, materials, supplies, or equipment furnished to or for Tenant in, upon, or about the Premises. (c) At Tenant’s sole cost and without liability to Landlord, Landlord agrees to cooperate with Tenant (including signing applications upon Tenant’s written request) in obtaining any necessary permits, variances and consents for any alterations which Tenant is permitted to make hereunder; provided none of the foregoing shall, in any manner, result in a material reduction of access to or ingress to or egress from the Premises, a diminution in the value of the Premises, a change in zoning having a material adverse effect on the ability to use the Premises by Tenant or otherwise have a material adverse effect on the ability to use the Premises by Tenant. (d) Tenant agrees that in connection with any alteration: (i) the fair market value of the Premises shall not be lessened after the completion of any such alteration, or its structural integrity impaired; (ii) the alteration and any alteration theretofore made or thereafter to be made shall not in the aggregate reduce the gross floor area of the Building by more than [ ]; (iii) all such alterations shall be performed in a good and workmanlike manner, and shall be expeditiously completed in compliance with all Legal Requirements; (iv) Tenant shall promptly pay all costs and expenses of any such alteration; (v) Tenant shall procure and pay for all permits and licenses required in connection with any such alteration; and (vi) all alterations shall be made (in the case of any alteration the estimated cost of which in any one instance exceeds the Threshold Repair Amount) under the supervision of an architect or engineer and in accordance with plans and specifications which shall be submitted to Landlord and Lender (for information purposes only) prior to the commencement of the alterations. (e) All contracts and payments to contractors, subcontractors, suppliers and other persons in connection with the Completion Work and any alteration, Restoration, repair or other work performed at the Premises shall be entered into, made and performed in compliance with all Laws and Legal Requirements. SIGNS 17. At Tenant’s sole cost, Tenant may install, replace, relocate and maintain and repair in and on the Building, such signs, awnings, lighting effects and fixtures as may be used from time to time by Tenant (collectively, “Signs”). At Tenant’s sole cost and without liability to Landlord, Landlord agrees to cooperate with Tenant (including signing applications upon Tenant’s written request) in obtaining any necessary permits, variances and consents for Tenant’s Signs. All Signs of Tenant shall comply with Laws and Legal Requirements. [RESERVED] 18. [Reserved].

-16- 62427499;2 SURRENDER 19. At the expiration or other termination of this Lease, Tenant shall surrender the Premises to Landlord in as good order and condition as they were at the commencement of the Term or may be put in thereafter in accordance with this Lease, reasonable wear and tear and (other than for any Restoration required by the terms of this Lease) damage to the Premises by any Termination Casualty or Major Condemnation of the Premises excepted. All alterations (including, without limitation, Tenant’s trade fixtures, satellite communications dish and equipment, conveyor systems, and other similar equipment and shelving (“ trade f ixtures”) that Tenant, at its discretion, elects to not remove from the Premises) shall become the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination or other expiration of the Term. At the expiration or termination of the Term, Tenant shall remove any trade fixtures that Tenant, at its discretion, elects to remove, as well as its signs and identification marks, from the Premises. Tenant agrees to repair any and all damage caused by such removal. Trade fixtures and personal property not so removed at the end of the Term or within [ ] after the earlier termination of the Term for any reason whatsoever shall become the property of Landlord, and Landlord may thereafter cause such property to be removed from the Premises. Landlord shall not in any manner or to any extent be obligated to reimburse Tenant for any property which becomes the property of Landlord as a result of such expiration or earlier termination. The provisions of this Section 19 shall survive the termination or expiration of this Lease. SUBORDINATION OF LEASE 20. (a) This Lease shall be subject and subordinate to any Mortgage and to all advances made upon the security thereof, provided that Lender shall execute and deliver to Tenant an agreement substantially in the form attached as Exhibit B hereto (“SNDA Agreement”), providing that Lender recognizes this Lease and agrees to not disturb Tenant’s possession of the Premises in the event of foreclosure if Tenant is not then in default hereunder beyond any applicable cure period. Tenant agrees, upon receipt of such SNDA Agreement, to execute such SNDA Agreement and such further reasonable instrument(s) as may be necessary to so subordinate this Lease. The term “Mortgage” shall include any mortgages, deeds of trust or any other similar hypothecations on the Premises securing Lender’s Loan to Landlord, regardless of whether or not such Mortgage is recorded. (b) Tenant agrees to attorn, from time to time, to Lender, and to any purchaser of the Premises, for the remainder of the Term, provided that Lender or such purchaser shall then be entitled to possession of the Premises, subject to the provisions of this Lease. This subsection shall inure to the benefit of Lender or such purchaser, shall apply notwithstanding that, as a matter of Law, this Lease may terminate upon the foreclosure of the Mortgage (in which event the parties shall execute a new lease for the remainder of the Term containing the provisions of this Lease), shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Each such party shall however, upon demand of the other, execute instruments in confirmation of the foregoing provisions reasonably satisfactory to the requesting party acknowledging such subordination, non-disturbance and attornment and setting f orth the terms and conditions hereof.

-17- 62427499;2 (c) Tenant hereby consents to any assignment of this Lease by Landlord to or for the benefit of any Lender. Without limitation of the preceding sentence, Tenant hereby specifically consents to any Assignment of Lease and Rents executed by Landlord to and for the benefit of the Lender named herein. TENANT’S OBLIGATION TO DISCHARGE LIENS 21. Prior to the imposition of any fine, lien, interest or penalty Tenant shall timely pay and discharge all amounts and obligations which Tenant assumes or agrees to pay or discharge pursuant to this Lease, together with every fine, penalty and interest with respect thereto. UTILITIES 22. Tenant agrees to timely pay for all utilities consumed by it in the Premises, prior to delinquency. TENANT DEFAULT 23. (a) Any of the following occurrences or acts shall constitute an Event of Default (herein so called) under this Lease: if (i) Tenant shall default in the payment when due of any installment of Fixed Rent payable hereunder, and such default shall continue for [ ] after the Due Date thereof; or (ii) Tenant shall default in the payment when due of any installment of Additional Rent payable hereunder and such default shall continue for [ ] after notice of such default is sent to Tenant by Landlord (or Lender); or (iii) the failure by Tenant to maintain insurance as required under this Lease; or (iv) Tenant shall default in fulfilling any of the other covenants, agreements or obligations of this Lease, and such default shall continue for more than [ ] after written notice thereof from Landlord (or Lender) specifying such default, provided, that if Tenant has commenced to cure within said [ ] and thereafter is in good faith diligently prosecuting same to completion, said [ ] period shall be extended, for a reasonable time (not to exceed [ ] or, with respect to a breach of Tenant’s obligations under Section 40 of this Part II, such longer period as may reasonably be necessary to cure such default so long as (A) Tenant delivers to Landlord a certificate of a qualified environmental remediation specialist that such default could not be cured within such [ ] but is curable, and (B) Tenant is in good faith diligently prosecuting such cure to completion) where, due to the nature of a default, it is unable to be completely cured within [ ]; or (v) any execution or attachment shall be issued against Tenant or any of its property whereby the Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant, and the same shall not be bonded, dismissed, or discharged as promptly as possible under the circumstances; or (vi) Tenant or Guarantor (A) shall make any assignment or other act for the benefit of creditors, (B) shall file a petition or take any other action seeking relief under any state or federal insolvency or bankruptcy Laws, or (C) shall have an involuntary petition or any other action filed against either of them under any state or federal insolvency or bankruptcy Laws which petition or other action is not vacated or dismissed within [ ] after the commencement thereof; or (vii) the estate or interest of Tenant in the Premises or of Guarantor shall be levied upon or attached in any proceeding and such estate or interest is about to be sold or transferred and such process shall not be vacated or discharged within [ ] after such levy or attachment; (viii) any material representation or warranty made by Tenant to Landlord or the

-18- 62427499;2 Lender herein or in connection with Landlord’s purchase of the Premises or in any document delivered pursuant to this Lease is materially misleading or intentionally false when made; or (ix) there is any default by Guarantor under the Guaranty. [ ]. (b) If an Event of Default shall have occurred and be continuing, Landlord shall be entitled to all remedies available at law or in equity [ ]. Upon the giving of such notice, the Term of this Lease and the estate hereby granted shall expire and terminate on such date as fully and completely and with the same effect as if such date were the date herein fixed for the expiration of the Term of this Lease, and all rights of Tenant hereunder shall expire and terminate, but Tenant shall remain liable as hereinafter provided. (c) To the extent allowed by applicable law, if an Event of Default shall have occurred and be continuing, Landlord shall have the immediate right, whether or not the Term of this Lease shall have been terminated pursuant to Section 23(b) of this Part II, to re-enter and repossess the Premises and the right to remove all persons and property therefrom by summary proceedings, ejectment, any other legal action or in any lawful manner Landlord determines to be necessary or desirable. Landlord shall be under no liability by reason of any such re-entry, repossession or removal. No such re-entry, repossession or removal shall be construed as an election by Landlord to terminate this Lease unless a notice of such termination is given to Tenant pursuant to Section 23(b) of this Part II. (d) At any time or from time to time after a re-entry, repossession or removal pursuant to Section 23(c) of this Part II, whether or not the Term of this Lease shall have been terminated pursuant to Section 23(b) of this Part II, Landlord may (but, except to the extent expressly required by any applicable Law, shall be under no obligation to) relet the Premises f or the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant, for such term or terms and on such conditions and for such uses as Landlord, in its absolute discretion, may determine. Landlord may collect any rents payable by reason of such reletting. Except to the extent required by applicable Law, Landlord shall not be liable for any failure to relet the Premises or for any failure to collect any rent due upon any such reletting. [ ].

-19- 62427499;2 (e) No expiration or termination of the Term of this Lease pursuant to Section 23(b) of this Part II, by operation of law or otherwise, and no re-entry, repossession or removal pursuant to Section 23(c) of this Part II or otherwise, and no reletting of the Premises pursuant to Section 23(d) of this Part II or otherwise, shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, re-entry, repossession, removal or reletting [ ]. (f) In the event of any expiration or termination of the Term of this Lease or re- entry or repossession of the Premises or removal of persons or property therefrom by reason of the occurrence of [ ], Tenant shall pay to Landlord all Fixed Rent, Additional Rent and other sums required to be paid by Tenant, in each case together with interest thereon at the Lease Default Rate from the due date thereof to and including the date of such expiration, termination, re-entry, repossession or removal; and thereafter, Tenant shall, until the end of what would have been the Term of this Lease in the absence of such expiration, termination, re-entry, repossession or removal and whether or not the Premises shall have been relet, be liable to Landlord for, and shall pay to Landlord, as liquidated and agreed current damages: (i) all Fixed Rent, Additional Rent and other sums which would be payable under this Lease by Tenant in the absence of any such expiration, termination, re-entry, repossession or removal, less (ii) the net proceeds, if any, of any reletting effected for the account of Tenant pursuant to Section 23(d) of this Part II, af ter deducting from such proceeds all reasonable expenses of Landlord in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, reasonable attorneys’ fees and expenses (including, without limitation, fees and expen ses of appellate proceedings), alteration costs and expenses of preparation for such reletting. Tenant shall pay such liquidated and agreed current damages on the dates on which Fixed Rent would be payable under this Lease in the absence of such expiration, termination, re-entry, repossession or removal, and Landlord shall be entitled to recover the same from Tenant on each such date. (g) At any time after any such expiration or termination of the Term of this Lease or re-entry or repossession of the Premises or removal of persons or property thereon by reason of the occurrence of an Event of Default [ ], as applicable, whether or not Landlord shall have collected any liquidated and agreed current damages pursuant to Section 23(f) of this Part II, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord on demand, as and for liquidated and agreed final damages for Tenant’s default and in lieu of all liquidated and agreed current damages beyond the date of such demand (it being agreed that it would be impracticable or extremely difficult to fix the actual damages), an amount equal to [ ], in each case from the date of such demand (or, if it be earlier, the date to which Tenant shall have satisfied in full its obligations under Section 23(f) of this Part II to pay liquidated and agreed current damages) for what would be the then-unexpired Term of this Lease in the absence of such expiration, termination, re -entry, repossession or removal, discounted at the [ ] but in no event greater than the non- default rate of interest for the Loan (such lower rate being referred to as the “Discount Rate”) over (B) the amount of such rental loss that Tenant proves could be reasonably avoided by commercially reasonable mitigation efforts by Landlord, discounted at the Discount Rate for the same period, plus (ii) all reasonable legal fees and other costs and expenses incurred by Landlord and Lender as

-20- 62427499;2 a result of Tenant’s default under this Lease. If any Law shall limit the amount of liquidated final damages to less than the amount above agreed upon, Landlord shall be entitled to the maximum amount allowable under such Law. Mention in this Lease of any particular remedy shall not preclude Landlord f rom any other remedy at law or in equity, including the right of injunction. Tenant waives any rights of redemption granted by any Laws if Tenant is evicted or dispossessed, for any cause, or if Landlord obtains possession of the Premises by reason of the violation by Tenant of any of the terms of this Lease. Further, without limitation of any other provision of this Lease, Tenant, on its own behalf and for its legal representatives, successors and assigns, and on behalf of all persons claiming through or under this Lease, together with creditors of all classes, and all other persons having an interest therein, does hereby waive, surrender and give up all right or privilege which it may or might have by reason of any present or future Law or decision, to redeem the Premises or have a continuance of this Lease for any part of the Term hereof after having been dispossessed or ejected therefrom by process of law or otherwise. (h) In addition to the foregoing remedies set forth in this Section 23 and all other remedies available at law or in equity, and regardless of whether or not an Event of Default has occurred under this Lease, if Tenant has failed to perform any of its duties, obligations, covenants or agreements under this Lease, Landlord may give notice to Tenant that it has failed to perform any such duty, obligation, covenant or agreement (herein called a “Notice of Breach”) and may thereafter pursue any rights or remedies available to it at law or in equity including, without limitation, filing a suit for damages as a result of such breach or a suit for specific performance of any such duties, obligations, covenants or agreements. Any Notice of Breach delivered under this Section 23(h) or any such rights or remedies pursued by Landlord shall not be deemed to be a notice of default under any provision of this Section 23 and shall not result, with or without the passage of time, in an Event of Default existing under this Lease; provided, that the delivery of any such Notice of Breach shall not limit Landlord’s right (which right will not be exercised without the consent of Lender so long as the Premises are subject to a Mortgage which requires Lender’s consent for the exercise thereof) to subsequently deliver notice (with respect to the same event or condition which is the subject of such Notice of Breach or any other event or condition) which will declare or, with the passage of time, result in an Event of Default hereunder. Further, after delivery of any such Notice of Breach, but without notice in the event of an emergency, if Tenant fails to cure such breach during the time that Tenant has to cure such breach under Section 23(a) above, Landlord may do whatever is reasonably necessary to cure such breach as may be appropriate under the circumstances for the account of and at the expense of Tenant. All reasonable sums so paid by Landlord and all reasonable costs and expenses (including attorneys’ f ees and expenses) so incurred, together with interest thereon at the Lease Default Rate from the date of payment, shall constitute Additional Rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand. LANDLORD ASSIGNMENT OF WARRANTIES 24. Landlord assigns to Tenant, without recourse or warranty whatsoever, all warranties, guaranties and indemnities, express or implied, and similar rights which Landlord may have against any manufacturer, seller, engineer, contractor or builder with respect to the Premises, including, but not limited to, any rights and remedies existing under contract or pursuant to the Uniform Commercial Code (collectively, the “guaranties”). Such assignment shall remain in effect

-21- 62427499;2 during the Term. Landlord hereby agrees to execute and deliver at Tenant’s expense such further documents, including powers of attorney (which shall contain indemnity agreements from Tenant to Landlord which shall be in form reasonably satisfactory to Landlord), as Tenant may reasonably request in order that Tenant may have the full benefit of the assignment of guaranties effected or intended to be effected by this Article. Upon the occurrence of a termination or the expiration of this Lease, the guaranties shall automatically revert to Landlord. RENT PAYMENTS 25. If Landlord’s interest in this Lease shall pass to another, or if the Fixed Rent or Additional Rent hereunder shall be assigned, or if a party other than Landlord shall become entitled to collect the Fixed Rent or Additional Rent due hereunder, then notice thereof shall be given to Tenant by Landlord in writing. Until such notice and proof shall be received by Tenant, Tenant may continue to pay the rent due hereunder to the one to whom, and in the manner in which, t he last preceding installment of rent hereunder was paid, and each such payment shall fully discharge Tenant with respect to such payment. Tenant shall not be obligated to recognize any agent for the collection of rent or otherwise authorized to act with respect to the Premises until written notice of the appointment and the extent of the authority of such agent shall be given to Tenant by the one appointing such agent. HOLDOVER 26. If Tenant shall hold over after the expiration date of the Term, or if Tenant shall hold over after the date specified in any termination notice given by Tenant under Section 13(d) or 14(b) of this Part II, then, in either such event, Tenant shall be a month-to-month Tenant on the same terms as herein provided, except that the monthly Fixed Rent will be [ ]. NOTICES 27. Whenever, pursuant to this Lease, notice or demand shall or may be given to either of the parties (including Lender) by the other, and whenever either of the parties shall desire to give to the other any notice or demand with respect to this Lease or the Premises, each such notice or demand shall be in writing, and any Laws to the contrary notwithstanding, shall not be effective for any purpose unless the same shall be given or served as follows: (i) by mailing the same to the other party by registered or certified mail, return receipt requested, (ii) by delivery by nationally recognized overnight courier service provided a receipt is required, in each case at its Notice Address set forth in Part I hereof, or at such other address as either party may from time to time designate by notice given to the other or (iii) by electronic mail, so long as such notice shall also be sent [ ] by one of the methods described in clauses (i) or (ii). The date of receipt of the notice or demand shall be deemed the date of the service thereof (unless delivery of the notice or demand is refused or rejected, in which case the date of such refusal or rejection shall be deemed the date of service thereof).

-22- 62427499;2 INDEMNITY 28. TENANT SHALL DEFEND LANDLORD AND ANY OF LANDLORD’S OWNERS, PARTNERS, TRUSTEES, BENEFICIAL OWNERS, MEMBERS, MANAGERS, EMPLOYEES, AGENTS, OFFICERS, DIRECTORS OR SHAREHOLDERS, TOGETHER WITH THE LENDER, AND ANY OWNER, PARTNER, MEMBER, MANAGER, TRUSTEE, BENEFICIAL OWNER, OFFICER, DIRECTOR, SHAREHOLDER, EMPLOYEE OR AGENT OF THE LENDER OR ANY HOLDER OF A PASS-THROUGH OR SIMILAR CERTIFICATE ISSUED BY THE LENDER (HEREIN, COLLECTIVELY, “INDEMNIFIED PARTIES”) WITH RESPECT TO, AND SHALL PAY, PROTECT, INDEMNIFY AND HOLD HARMLESS THE INDEMNIFIED PARTIES FROM AND AGAINST, ANY AND ALL LIABILITIES, LOSSES, DAMAGES, PENALTIES, COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’ FEES AND EXPENSES), CAUSES OF ACTION, SUITS, CLAIMS, DEMANDS OR JUDGMENTS OF ANY NATURE WHATSOEVER, HOWEVER CAUSED, (A) TO WHICH ANY INDEMNIFIED PARTY IS SUBJECT BECAUSE OF LANDLORD’S OR LENDER’S ESTATE IN THE PREMISES OR (B) ARISING FROM (I) INJURY TO OR DEATH OF ANY PERSON OR PERSONS OR DAMAGE TO OR LOSS OF PROPERTY, REAL OR PERSONAL, IN ANY MANNER ARISING THEREFROM, OCCURRING ON THE PREMISES OR CONNECTED WITH THE USE, NON-USE, CONDITION, OCCUPANCY, DESIGN, CONSTRUCTION, MAINTENANCE, REPAIR OR REBUILDING OF ANY THEREOF, WHETHER OR NOT SUCH INDEMNIFIED PARTY HAS OR SHOULD HAVE KNOWLEDGE OR NOTICE OF THE DEFECT OR CONDITIONS, IF ANY, CAUSING OR CONTRIBUTING TO SAID INJURY, DEATH, LOSS, DAMAGE OR OTHER CLAIM, (II) TENANT’S VIOLATION OF THIS LEASE, (III) ANY ACT OR OMISSION OF TENANT OR ITS AGENTS, CONTRACTORS, LICENSEES, SUBTENANTS OR INVITEES, AND (IV) ANY CONTEST REFERRED TO IN SECTION 31(B) OF THIS PART II; PROVIDED, THAT TENANT SHALL NOT BE REQUIRED TO INDEMNIFY, DEFEND OR HOLD HARMLESS ANY INDEMNIFIED PARTY FOR ANY SUCH MATTERS ARISING DUE TO THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNIFIED PARTY. TENANT COVENANTS UPON NOTICE FROM SUCH INDEMNIFIED PARTY TO DEFEND SUCH INDEMNIFIED PARTY IN SUCH ACTION, WITH THE EXPENSES OF SUCH DEFENSE PAID BY TENANT; PROVIDED, THAT IN CONNECTION WITH TENANT’S OBLIGATIONS TO PROVIDE A DEFENSE OF THE INDEMNIFIED PARTIES HEREUNDER, TENANT SHALL BE ENTITLED TO USE THE SAME COUNSEL TO DEFEND SUCH INDEMNIFIED PARTIES SO LONG AS DEFENSE OF MULTIPLE PARTIES IS REASONABLE UNDER THE CIRCUMSTANCES AND SO LONG AS SUCH COMMON DEFENSE DOES NOT LIMIT ANY REASONABLE CLAIMS OR DEFENSES WHICH COULD BE RAISED BY ANY SUCH INDEMNIFIED PARTIES. THE OBLIGATIONS OF TENANT UNDER THIS SECTION 28 OF THIS PART II SHALL SURVIVE ANY TERMINATION OF THIS LEASE. ANY AMOUNTS PAYABLE TO ANY INDEMNIFIED PARTY HEREUNDER BY REASON OF THE APPLICATION OF THIS SECTION 28 SHALL BECOME IMMEDIATELY DUE AND PAYABLE; AND SUCH AMOUNTS SHALL BEAR INTEREST AT THE LEASE DEFAULT RATE FROM THE DATE LOSS OR DAMAGE IS PAID BY SUCH INDEMNIFIED PARTY UNTIL PAID BY TENANT.

-23- 62427499;2 LANDLORD AND TENANT INTEND THAT, UNLESS OTHERWISE EXPRESSLY PROVIDED IN THIS LEASE, THE INDEMNITIES AND RELEASES PROVIDED IN THIS LEASE BY TENANT FOR THE BENEFIT OF LANDLORD, LENDER OR ANY OTHER INDEMNIFIED PARTIES (INCLUDING, WITHOUT LIMITATION, THE INDEMNITIES SET FORTH IN THIS SECTION 28 AND IN SECTION 40(e) OF PART II OF THIS LEASE), SHALL APPLY EVEN IF AND WHEN THE SUBJECT MATTER OF THE INDEMNITIES AND RELEASES ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF LANDLORD, LENDER OR ANY OTHER INDEMNIFIED PARTIES, OR ARISE AS A RESULT OF STRICT LIABILITY OF LANDLORD, LENDER OR ANY OTHER INDEMNIFIED PARTIES, BUT IN NO EVENT SHALL TENANT BE OBLIGATED TO INDEMNIFY LANDLORD, LENDER OR ANY OTHER INDEMNIFIED PARTIES WITH RESPECT TO MATTERS ARISING FROM THEIR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. TENANT TO COMPLY WITH MATTERS OF RECORD 29. Tenant agrees to perform all obligations of Landlord and pay all costs, expenses and other amounts (including, without limitation, any liquidated damages) which Landlord or Tenant may be required to pay in accordance with, and to comply and cause the Premises to comply in all respects with all of the terms and conditions of, any reciprocal easement agreement or any other agreement or document of record now affecting the Premises or hereafter executed or filed with Tenant’s written consent (each, herein referred to as a “Matter of Record”, and collectively as the “Matters of Record”) during the Term. TENANT SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS LANDLORD AND LENDER AND ALL OTHER INDEMNIFIED PARTIES FROM ANY CLAIM, LOSS OR DAMAGE SUFFERED BY LANDLORD OR LENDER OR SUCH INDEMNIFIED PARTIES BY REASON OF TENANT’S FAILURE TO PERFORM ANY OBLIGATIONS OR PAY ANY COSTS, EXPENSES OR OTHER AMOUNTS (INCLUDING, WITHOUT LIMITATION, LIQUIDATED DAMAGES) AS REQUIRED UNDER ANY MATTERS OF RECORD OR COMPLY AND CAUSE THE PREMISES TO COMPLY WITH THE TERMS AND CONDITIONS OF ANY MATTERS OF RECORD DURING THE TERM. GUARANTY 30. Guarantor shall guaranty Tenant’s obligations under this Lease pursuant to the Guaranty Agreement substantially in the form of Exhibit E, executed and delivered to Landlord as of the Date of Lease (the “Guaranty”) TAXES 31. (a) Subject to the provisions hereof relating to contests, Tenant shall pay and discharge, before any interest or penalties are due thereon, all of the following taxes, charges, assessments, ground rents, levies and other items (collectively, “tax” or “taxes”), even if unforeseen or extraordinary, which are imposed or assessed prior to the Lease Commencement Date or on or subsequent to the Lease Commencement Date during the Term, regardless of whether payment thereof is due prior to, during or after the Term: all taxes of every kind and nature (including, without limitation, real, ad valorem, personal property, sales and use tax, and any taxes imposed on rents), on or with respect to the Premises (including, without limitation, any taxes

-24- 62427499;2 assessed against Landlord’s reversionary estate in the Premises or against any real property other than the Premises which is included within the tax parcel which includes the Premises), the Fixed Rent and Additional Rent (including, without limitation, ad valorem taxes) payable hereunder, this Lease or the leasehold estate created hereby; all charges and/or assessments for any easement or agreement maintained for the benefit of the Premises; all ground rents on or with respect to the Premises; and all general and special assessments, levies, water and sewer assessments and other utility charges, use charges, impact fees and rents and all other public charges and/or taxes whether of a like or different nature. Landlord shall promptly deliver to Tenant any bill or invoice Landlord receives with respect to any tax; provided, that the Landlord’s failure to deliver any such bill or invoice shall not limit Tenant’s obligation to pay such tax. Landlord agrees to cooperate with Tenant to enable Tenant to receive tax bills directly from the respective taxing authorities. Nothing herein shall obligate Tenant to pay, and the term “taxes” shall exclude (unless the taxes referred to in clauses (i) and (ii) below are in lieu of or a substitute for any other tax or assessment upon or with respect to any of the Premises which, if such other tax or assessment were in ef fect on the Lease Commencement Date, would be payable by Tenant hereunder or by Law), federal, state or local (i) franchise, capital stock or similar taxes, if any, of Landlord, (ii) income, excess profits or other taxes, if any, of Landlord, determined on the basis of or measured by Landlord’s net income, (iii) any estate, inheritance, succession, gift, capital levy or similar taxes of Landlord, (iv) taxes imposed upon Landlord under Section 59A of the Internal Revenue Code of 1986, as amended, or any similar state, local, foreign or successor provision, (v) any amounts paid by Landlord pursuant to the Federal Insurance Contribution Act (commonly referred to as FICA), the Federal Unemployment Tax Act (commonly referred to as FUTA), or any analogous state unemployment tax act, or any other payroll related taxes, including, but not limited to, any required withholdings relating to wages, (vi) any transfer taxes due as a result of the transfer or other disposition of any interest, other than Tenant’s (or any person claiming under Tenant), in the Premises or this Lease, to any person or entity, including, but not limited to, any transfer, capital gains, sales, gross receipts, value added, income, stamp, real property gains or withholding tax, and (vii) any interest, penalties, professional fees or other charges relating to any item listed in clauses (i) through (vi) above; provided, further, that Tenant is not responsible for making any additional payments in excess of amounts which would have otherwise been due, as tax or otherwise, but for a withholding requirement which relates to the particular payment and such withholding is in respect to or in lieu of a tax which Tenant is not obligated to pay; and provided, further, that if at any time during the Term of this Lease, the method of taxation shall be such that there shall be assessed, levied, charged or imposed on Landlord a tax upon the value of the Premises or any present or future improvement or improvements on the Premises, including, without limitation, any tax which uses rents received from Tenant as a means to derive value of the property subject to such tax, then all such levies and taxes or the part thereof so measured or based shall be payable by Tenant, but only to the extent that such levies or taxes would be payable if the Premises were the only property of Landlord, and Tenant shall pay and discharge the same as herein provided. In the event that any assessment against the Premises is payable in installments, Tenant may pay such assessment in installments; and in such event, Tenant shall be liable only for those installments which become due and payable prior to or during the Term, or which are appropriately allocated to the Term even if due and payable after the Term. Tenant shall deliver, or cause to be delivered, to Landlord and Lender, promptly upon Landlord’s or Lender’s written request, evidence satisfactory to Landlord and Lender that the taxes required to be paid pursuant to this Section 31 have been so paid and are not then delinquent.

-25- 62427499;2 (b) After prior written notice to Landlord and Lender, at Tenant’s sole cost, Tenant may contest (including seeking an abatement or reduction of) in good faith any taxes agreed to be paid hereunder; provided, that (i) Tenant first shall satisfy any Legal Requirements, including, if required, that the taxes be paid in full before being contested or, if not required to be paid in full, such contest shall suspend the collection of such taxes, (ii) no Event of Default has occurred and is continuing and no Event of Default under this Lease shall occur as a result of such contest, and (iii) failing to pay such taxes will not subject Landlord or Lender to criminal or civil penalties or fines or to prosecution for a crime, or result in the sale, forfeiture, termination, cancellation or loss of any portion of the Premises or any interest therein, any Fixed Rent or any Additional Rent. Tenant agrees that each such contest shall be promptly and diligently prosecuted to a final conclusion, except that Tenant shall have the right to attempt to settle or compromise such contest through negotiations. Tenant shall pay and shall indemnify, defend and hold Landlord and Lender and all other Indemnified Parties harmless against any and all losses, judgments, decrees and costs (including, without limitation, all reasonable attorneys’ fees and expenses) in connection with any such contest and shall promptly, after the final determination of such contest, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together with all penalties, fines, interest, costs and expenses thereof or in connection therewith, and perform all acts the performance of which shall be ordered or decreed as a result thereof. At Tenant’s sole cost, Landlord shall assist Tenant as reasonably necessary with respect to any such contest, including joining in and signing applications or pleadings. Any rebate applicable to any portion of the Term shall belong to Tenant. If at the time of any such contest an Event of Default has occurred and is continuing under this Lease, then Tenant shall post a bond or other security with and acceptable to Landlord and Lender in their discretion in an amount equal to [ ] of the amount being contested. INSURANCE 32. (a) Tenant shall maintain All-Risk also known as Special Form insurance for the Building for [ ]. (b) Tenant also shall maintain General Liability and Commercial Auto coverage, including Broad Form Endorsement, on an occurrence basis; in combined policy limits of not less than [ ] per occurrence for bodily injury and for property damage with respect to the Premises and for any owned, hired or non-owned vehicles. (c) At all times when any construction is in progress, Tenant shall maintain or cause to be maintained by its contractors and subcontractors with such companies reasonably approved by Landlord, builder’s risk insurance, completed value form, covering all physical loss, in an amount reasonably satisfactory to Landlord.

-26- 62427499;2 (d) Any insurance maintained by Tenant pursuant to this Section 32 shall name Landlord as an additional named insured and Lender as additional insured parties and/or as loss payees, as appropriate, as their respective interests may appear. (e) All proceeds received from such All-Risk and/or builder’s risk insurance shall be used in the first instance in accordance with Tenant’s obligations under Section 13 hereof and any surplus shall be retained by Tenant. (f) Tenant shall maintain Workers Comp and Employers Liability coverage for anyone working at the location with a waiver of subrogation in favor of Landlord. (g) [ ]. (h) Tenant may carry such All-Risk and/or General Liability insurance through blanket insurance covering the Premises and other locations of Tenant and/or of Tenant’s affiliates, provided that such blanket insurance policy specifically designates the Premises and shall not be reduced by claims as to other property covered by such blanket policy; and Tenant may maintain the required limits in the form of excess and/or umbrella policies, provided that the other requirements set forth herein have been satisfied. (i) All insurance coverage required to be carried hereunder shall be carried with insurance companies licensed to do business in the state in which the Premises is located and which have a claims paying ability rating of [ ] and shall require the insured’s insurance carrier to notify the Landlord and Lender at least [ ] prior to any cancellation or material modification of such insurance. Notwithstanding the foregoing, Tenant may carry insurance with companies which are aff iliated with Tenant (and do not meet the requirements herein) provided such insurance provided by such companies shall not exceed the deductible or self-insurance limitations herein. The insurance policies shall be in amounts sufficient at all times to satisfy any coinsurance requirements thereof. If said insurance or part thereof shall expire, be withdrawn, become void by breach of any condition thereof by Tenant or become void or unsafe by reason of the failure or impairment of the capital of any insurer, Tenant shall immediately obtain new or additional insurance reasonably satisfactory to Landlord and Lender. (j) During such time as (i) the tangible net worth of Tenant, as determined in accordance with generally accepted accounting principles consistently applied, shall be not less than the product of [ ], Tenant may self-insure the coverage referred to in this Section 32, provided that such

-27- 62427499;2 self-insurance program does not violate any Laws. Tenant shall provide Landlord with annual certificates indicating its decision to self -insure hereunder. All terms and conditions which would apply to any customary insurance policies required herein would still apply to any self-insurance. (k) Each insurance policy referred to above shall, to the extent applicable, contain standard non-contributory mortgagee clauses in favor of Lender and shall provide that it may not be canceled except after [ ] prior notice to Landlord and Lender and that any loss otherwise payable thereunder shall be payable notwithstanding (i) any act or omission of Landlord or Tenant which might, absent such provision, result in a forfeiture of all or a part of such insurance payment, (ii) the occupation or use of any of the Premises for purposes more hazardous than permitted by the provisions of such policy, (iii) any foreclosure or other action or proceeding taken by any Lender pursuant to any provision of the Mortgage upon the happening of an event of default therein, or (iv) any change in title or ownership of any of the Premises. Any insurance policy may be written with a deductible of not more than [ ] provided, that unless the long-term unsecured debt of Tenant is rated [ ], said deductible amounts may not exceed [ ]. (l) Tenant shall pay all premiums for the insurance required by this Section 32 as they become due, and shall renew or replace each policy, not less than [ ] prior to the expiration of such policy. Not less than [ ] after request from Landlord or Lender, Tenant shall deliver to Landlord and Lender a certificate of insurance of the then- existing policies of insurance maintained in accordance with this Lease, which certificate of insurance shall provide assurance that such policies may not be canceled except after at least [ ] prior notice to Landlord and Lender. In the event of Tenant’s failure to comply with any of the foregoing requirements, Landlord shall be entitled to procure such insurance. Any sums so expended by Landlord, together with interest thereon from the date paid at the Lease Default Rate, shall be Additional Rent and shall be repaid by Tenant to Landlord, if accompanied by an invoice or other supporting documentation, immediately upon delivery of written demand therefor by Landlord. LANDLORD EXCULPATION 33. Anything contained herein to the contrary notwithstanding, any claim based upon liability of Landlord under this Lease shall be enforced only against the Landlord’s interest in the Premises and shall not be enforced against the Landlord individually or personally other than with respect to fraud or the misappropriation of insurance or Condemnation proceeds. In no event shall any partner, shareholder, trustee, manager, member, beneficial owner, officer, director or other owner or agent of Landlord have any liability under this Lease. LANDLORD’S TITLE 34. The Premises are demised and let subject to the Permitted Encumbrances without representation or warranty by Landlord. The recital of the Permitted Encumbrances herein shall not be construed as a revival of any Permitted Encumbrance which has expired.

-28- 62427499;2 QUIET ENJOYMENT 35. Landlord warrants and agrees that Tenant, on paying the Fixed Rent, Additional Rent and other charges due hereunder and performing all of Tenant’s other obligations pursuant to this Lease, shall and may peaceably and quietly have, hold, and enjoy the Premises f or the f ull Term, free from molestation, eviction, or disturbance by Landlord or by any other person(s) lawfully claiming by, through or under Landlord, subject, however, to the Permitted Encumbrances. [RESERVED] 36. [Reserved]. BROKER 37. Landlord and Tenant each represent and warrant that it has had no dealings or conversations with any real estate broker in connection with the negotiation and execution of this Lease. LANDLORD AND TENANT EACH AGREE TO DEFEND, INDEMNIFY AND HOLD HARMLESS THE OTHER AGAINST ALL LIABILITIES ARISING FROM ANY CLAIM OF ANY REAL ESTATE BROKERS, INCLUDING COST OF COUNSEL FEES, RESULTING FROM THEIR RESPECTIVE ACTS. IN THE EVENT OF ANY BREACH OF LANDLORD’S REPRESENTATIONS UNDER THIS SECTION 37 OR ANY CLAIM BY TENANT AGAINST LANDLORD FOR ANY INDEMNITY UNDER THIS SECTION 37, TENANT SHALL HAVE NO RIGHT TO ABATE OR DEFER ANY PAYMENT OF ANY FIXED RENT, ADDITIONAL RENT AND/OR OTHER AMOUNTS DUE UNDER THIS LEASE, OR TO EXERCISE ANY RIGHTS OF OFFSET WITH RESPECT THERETO, AND TENANT HEREBY EXPRESSLY WAIVES ANY SUCH RIGHTS THAT MAY EXIST AT LAW, IN EQUITY OR OTHERWISE. TRANSFER OF TITLE; INFORMATION REGARDING LANDLORD 38. In the event of any transfer(s) of the title to the Premises, Landlord (and in the case of any subsequent transfer, the then-grantor) automatically shall be relieved from and after the date of such transfer, of all liability with respect to the performance of any obligations on the part of said Landlord contained in this Lease thereafter to be performed; provided that any amount then due and payable to Tenant by Landlord (or the then-grantor), and any other obligation then to be performed by Landlord (or the then-grantor) under this Lease, either shall be paid or performed by Landlord (or the then-grantor) or such payment or performance assumed by the transferee; it being intended hereby that the covenants, conditions and agreements contained in this Lease on the part of Landlord shall, subject to the foregoing, be binding on Landlord, its successors and assigns, only during and with respect to their respective successive period of ownership. Landlord may freely transfer the Premises and this Lease without the consent of Tenant; however, Landlord shall give Tenant notice of the transfer of its interest in the Premises by delivery of a Notice of Transfer in substantially the form attached to this Lease as Exhibit D; provided, that the failure to give such Notice of Transfer shall not be a default by Landlord under this Lease. Until Landlord gives Tenant notice in accordance with the terms of this Lease, or Tenant receives notice, of a transfer of the Premises by Landlord, Tenant may deal with Landlord as if it continued to be the owner of the Premises. If a controlling ownership interest in Landlord is transferred and, in connection

-29- 62427499;2 therewith, the address for notices to Landlord is changed, Landlord shall give Tenant notice of the transfer of such controlling ownership interest by delivery of a Notice of Transfer in substantially the form attached to this Lease as Exhibit D (provided, that the failure to give such Notice of Transfer shall not be a default by Landlord under this Lease); provided, further, that until Landlord gives, or Tenant receives, notice of such transfer and new address Tenant may correspond with the current owner of a controlling interest in Landlord at the prior address for notices to Landlord. FINANCIAL REPORTING 39. (a). In the event Guarantor is not a publicly-traded company and is not otherwise required to file such financial statements with the U.S. Securities and Exchanges Commission, Guarantor shall deliver to Landlord: (i) no later than [ ] after the end of Guarantor’s fiscal year, a consolidated balance sheet and related consolidated state ments of income, comprehensive income, shareholders’ equity and cash flows showing the financial position of Guarantor as of the close of such fiscal year and the consolidated results of their operations during such year, in each case in the form and together with such additional information and reports as is provided to Guarantor’s senior secured lender at such time; and (ii) no later than [ ] after the end of Guarantor’s fiscal quarter, a consolidated balance sheet and related consolidated statements of income, comprehensive income, shareholders’ equity and cash flows showing the financial position of the Guarantor as of the close of such fiscal quarter and the consolidated results of their operations during such fiscal quarter and the then - elapsed portion of the fiscal year, in each case in the form and together with such additional information and reports as is provided to Guarantor’s senior secured lender at such time, all of which shall be in reasonable detail. All such financial statements shall be prepared in accordance with generally accepted accounting principles, shall be certified to be accurate and complete by an officer or director of Guarantor and (in the case of year-end statements) shall be audited. Additionally, if and to the extent requested by Lender, Guarantor, within [ ] after request, provide such additional financial information with respect to Guarantor or the Premises as may be reasonably requested by such Lender (or prospective lender). (b). Guarantor shall deliver written notice to Landlord within two Business Days after any rating agency downgrades, qualifies, or withdraws the credit rating of either the Tenant or Guarantor. HAZARDOUS MATERIALS 40. (a) For the purposes hereof, the term “Hazardous Materials” shall include, without limitation, any material, waste or substance which is (i) included within the definitions of “hazardous substances,” “hazardous materials,” “toxic substances,” or “hazardous wastes” in or pursuant to any Laws, or subject to regulation under any Law; (ii) listed in the United States Department of Transportation Optional Hazardous Materials Table, 49 C.F.R. Section 172.101, as enacted as of the date hereof or as hereafter amended, or in the United States Environmenta l Protection Agency List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as enacted as of the date hereof or as hereafter amended; or (iii) explosive, radioactive, asbestos, a polychlorinated biphenyl, petroleum or a petroleum product or waste oil. The term “Environmental Laws” shall include all Laws pertaining to health, industrial hygiene, Hazardous Materials or the environment, including, but not limited to each of the following, as enacted as of the date hereof or as hereafter amended: the Comprehensive Environmental Response,

-30- 62427499;2 Compensation and Liability Act of 1980, 42 U.S.C. §9601 et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §6901 et seq.; the Toxic Substance Control Act, 15 U.S.C. §2601 et seq.; the Water Pollution Control Act (also known as the Clean Water Act), 33 U.S.C. §1251 et seq.; the Clean Air Act, 42 U.S.C. §7401 et seq.; and the Hazardous Materials Transportation Act, 49 U.S.C. §5101 et seq. (b) Tenant represents and warrants to Landlord and Lender that, except as disclosed in the environmental reports listed on Exhibit C hereto, (i) neither the Premises, nor any portion thereof, has been used by Tenant or, to the best of Tenant’s knowledge, by any prior owner for the generation, manufacture, storage, handling, transfer, treatment, recycling, transportation, processing, production, refinement or disposal (each, a “Regulated Activity”) of any Hazardous Materials; and (ii) to the best of Tenant’s knowledge, there are no Hazardous Materials present on, in or under the Premises or any portion thereof except to the extent expressly permitted by the terms of this Section 40(b). Tenant covenants it (i) will comply, and will cause the Premises t o comply, with all Environmental Laws applicable to the Premises, (ii) will not use, and shall prohibit the use of the Premises for Regulated Activities or for the storage, handling or disposal of Hazardous Materials (other than in connection with the operation and maintenance of the Premises and in commercially reasonable quantities as a consumer thereof, subject to compliance with applicable Laws), (iii) (A) will not install or permit the installation on the Premises of any asbestos or asbestos-containing materials (except in compliance with all applicable Environmental Laws), underground storage tanks or surface impoundments and shall not permit there to exist any petroleum contamination in violation of applicable Environmental Laws originating on the Premises, and (B) with respect to any petroleum contamination on the Premises which originates from a source off the Premises, Tenant shall notify all responsible third parties and appropriate government agencies (collectively, “Third Parties”) and shall prosecute the cleanup of the Premises by such Third Parties, including, without limitation, undertaking legal action, if necessary, to enforce the cleanup obligations of such Third Parties and, to the extent not done so by such Third Parties and to the extent technically feasible and commercially practicable, Tenant shall remediate such petroleum contamination, and (iv) shall cause any alterations of the Premises to be done in a way which complies with applicable Laws relating to exposure of persons working on or visiting the Premises to Hazardous Materials and, in connection with any such alterations, shall remove any Hazardous Materials present upon the Premises which are not in compliance with applicable Environmental Laws or which present a danger to persons working on or visiting the Premises. [ ]. Notwithstanding any provision of this Lease to the contrary, Landlord agrees that Tenant may use and store household and commercial cleaners and chemicals to maintain the Premises, provided that such use and storage are in compliance with all Environmental Laws. Landlord and Tenant acknowledge that any or all of the cleaners and chemicals described in this paragraph may constitute Hazardous Materials. However, Tenant may use and store the same as herein set forth, provided, that in doing so Tenant complies with all Laws. For the purposes of subdivisions (c) and (d) of this Article, the term “Hazardous Materials” shall exclude the Hazardous Materials used as permitted in this paragraph. (c) If, at any time during the Term, Hazardous Materials shall be found in, on or under the Premises, then Tenant shall (at Tenant’s sole expense), or shall cause such responsible

-31- 62427499;2 Third Parties to, promptly commence and diligently prosecute to completion all investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (collectively, “Remedial Work”) to the extent required by Environmental Laws, and in compliance with Environmental Laws, and at Tenant’s sole cost; provided, that except as otherwise expressly provided in this subparagraph (c), Landlord shall not be required to accept any institutional control (such as a deed restriction) that restricts the permitted use of the Premises or any real property as a condition to any remedial plan approved by any governmental agency in connection with such Remedial Work. The Remedial Work required of Tenant under this Lease shall be limited to achieving clean-up standards applicable to commercial use of the Premises as provided herein (“Commercial Closure”), if allowed under applicable Environmental Laws and if approved by the applicable governmental authority with jurisdiction over the Premises, Hazardous Materials and Remedial Work; provided, that nothing contained in this Section 40(c) shall be deemed to limit the obligations of Tenant under any other provision of this Section 40 including, without limitation, the indemnification obligations of Tenant under Section 40(e) of this Part II. (d) To the extent that Tenant has knowledge thereof, Tenant shall promptly provide notice to Landlord and Lender of any of the following matters which are not specified in the Environmental Reports described on Exhibit C hereto: (i) any proceeding or investigation commenced or threatened by any governmental authority with respect to the presence of any Hazardous Material affecting the Premises; (ii) any proceeding or investigation commenced or threatened by any governmental authority, against Tenant or Landlord, with respect to the presence, suspected presence, release or threatened release of Hazardous Materials from any property owned by Landlord; (iii) all written notices of any pending or threatened investigation or claims made or any lawsuit or other legal action or proceeding brought by any person against (A) Tenant or Landlord or the Premises, or (B) any other party occupying the Premises or any portion thereof, in any such case relating to any loss or injury allegedly resulting from any Hazardous Material or relating to any violation or alleged violation of Environmental Laws; (iv) the discovery of any occurrence or condition on the Premises, of which Tenant becomes aware and which is not corrected within [ ], or written notice received by Tenant of an occurrence or condition on any real property adjoining or in the vicinity of the Premises, which reasonably could be expected to lead to the Premises or any portion thereof being in violation of any Environmental Laws or subject to any restriction on ownership, occupancy, transferability or use under any Environmental Laws or which might subject Landlord or Lender to any Environmental Claim. “Environmental Claim” means any claim, action, investigation or written notice by any person alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (A) the presence, or release into the environment, of any Hazardous Materials at or from the Premises, or (B)

-32- 62427499;2 circumstances forming the basis of any violation, or alleged violation, of any Environmental Law; and (v) the commencement and completion of any Remedial Work. (e) [ ] TENANT SHALL BE SOLELY RESPONSIBLE FOR AND SHALL DEFEND, REIMBURSE, INDEMNIFY AND HOLD EACH INDEMNIFIED PARTY HARMLESS FROM AND AGAINST ALL DEMANDS, CLAIMS, ACTIONS, CAUSES OF ACTION, ASSESSMENTS, LOSSES, DAMAGES, LIABILITIES (INCLUDING, WITHOUT LIMITATION, STRICT LIABILITIES), INVESTIGATIONS, WRITTEN NOTICES, COSTS AND EXPENSES OF ANY KIND (INCLUDING, WITHOUT LIMITATION, DIMINUTION IN PROPERTY VALUE AND REASONABLE EXPENSES OF INVESTIGATION BY ENGINEERS, ENVIRONMENTAL CONSULTANTS AND SIMILAR TECHNICAL PERSONNEL AND REASONABLE FEES AND DISBURSEMENTS OF COUNSEL), ARISING OUT OF, IN RESPECT OF OR IN CONNECTION WITH (I) TENANT’S BREACH OF ITS REPRESENTATIONS, WARRANTIES, COVENANTS OR OBLIGATIONS IN THIS LEASE, (II) THE OCCURRENCE OF ANY REGULATED ACTIVITY AT, ON OR UNDER THE PREMISES AT ANY TIME DURING OR PRIOR TO THE TERM OF THIS LEASE, (III) ANY ENVIRONMENTAL CLAIM WITH RESPECT TO THE PREMISES AGAINST ANY INDEMNIFIED PARTY OR ANY PERSON WHOSE LIABILITY FOR SUCH ENVIRONMENTAL CLAIM LANDLORD OR TENANT HAS OR MAY HAVE ASSUMED OR RETAINED EITHER CONTRACTUALLY OR BY OPERATION OF LAW [ ]), (IV) THE RELEASE, THREATENED RELEASE OR PRESENCE OF ANY HAZARDOUS MATERIALS AT, ON, UNDER OR FROM THE PREMISES, REGARDLESS OF HOW DISCOVERED BY TENANT, LANDLORD OR ANY THIRD- PARTY [ ], (V) ANY REMEDIAL WORK REQUIRED TO BE PERFORMED PURSUANT TO ANY ENVIRONMENTAL LAW OR THE TERMS HEREOF WITH RESPECT TO MATTERS ARISING OR OCCURRING PRIOR TO OR DURING THE TERM, OR (VI) ANY MATTERS ARISING UNDER OR RELATING TO ANY ENVIRONMENTAL LAW AND RELATING TO THE TENANT OR THE PREMISES. (f) At such other time as Landlord has reasonable grounds to believe that Hazardous Materials (except to the extent those substances are permitted to be used by Tenant under Section 40(b) of this Part II in the ordinary course of its business and in compliance with all Environmental Laws) are or have been released, stored or disposed of [ ] that may be located on the Premises, Tenant shall provide, at Tenant’s sole cost and expense, an inspection or audit thereof prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Landlord and Lender indicating the presence or absence of the reasonably suspected Hazardous Materials therefrom. If Tenant fails to provide such inspection or audit within [ ] after such request, Landlord may order the same, and Tenant hereby grants to Landlord and Lender and their respective employees, contractors and agents access to the Premises upon reasonable notice and a license to undertake such inspection or audit. The cost of such inspection or audit, together with interest thereon at the Lease Default Rate from the date Tenant is provided with written confirmation of costs incurred by Landlord until actually paid by Tenant, shall be immediately paid by Tenant on demand. (g) The indemnity obligations of the Tenant and the rights and remedies of the Landlord under this Section 40 shall survive the expiration or termination of this Lease [ ]

-33- 62427499;2 WAIVER OF LANDLORD’S LIEN 41. Landlord hereby waives any right to distrain trade fixtures, inventory and other personal property of Tenant and any landlord’s lien or similar lien upon trade fixtures, inventory and any other personal property of Tenant regardless of whether such lien is created or otherwise. At the request of Tenant, Landlord shall execute a waiver of any landlord’s or similar lien for the benefit of any holder of a security interest in or lessor of any of trade fixtures, inventory or any other personal property of Tenant. Landlord agrees to acknowledge (in a written f orm reasonably satisfactory to Landlord) to such persons and entities at such times and for such purposes as Tenant may reasonably request that trade fixtures owned by Tenant are Tenant’s property and not part of the Building (regardless of whether or to what extent trade fixtures and/or other personal property are affixed to the Building) or otherwise subject to the terms of this Lease. ESTOPPEL CERTIFICATE 42. Landlord and Tenant agree to deliver to each other, from time to time as reasonably requested in writing, and within a reasonable period of time after receipt of such request, an estoppel certificate, addressed to such persons as the requesting party may reasonably request, certifying that this Lease is unmodified and in full force and ef fect (or if there have been modifications, that this Lease is in full force and effect as modified and stating the modifications), the dates to which any Fixed Rent due hereunder has been paid in advance, if any, that to the knowledge of the signer of such certificate, no default hereunder by either Landlord or Tenant exists hereunder (or specifying each such default to which this signer may have knowledge), and that the Guaranty remains in full force and effect (as evidenced by Guarantor’s signature to same), together with such other information as Landlord or Tenant may reasonably require with respect to the status of this Lease and Tenant’s use and occupancy of the Premises. NOTICE OF LEASE 43. Upon the request of either party hereto, Landlord and Tenant agree to execute a short form Notice of Lease or Memorandum of Lease in recordable form, setting forth information regarding this Lease, including, without limitation, if available, the dates of commencement and expiration of the Term. All taxes, fees, costs and expenses of recording such Notice of Lease or Memorandum of Lease shall be paid by Tenant unless otherwise agreed in writing by Landlord. MISCELLANEOUS 44. (a) This Lease shall be governed and construed in accordance with the Laws of the state in which the Premises is located. (b) The headings of the Sections of Part I and Part II, are for convenient reference only, and are not to be construed as part of this Lease. (c) The language of this Lease shall be construed according to its plain meaning, and not strictly for or against Landlord or Tenant; and the construction of this Lease and of any of its provisions shall be unaffected by any argument or claim that this Lease has been prepared, wholly or in substantial part, by or on behalf of Tenant or Landlord.

-34- 62427499;2 (d) Landlord and Tenant each warrant and represent to the other, that each has full right to enter into this Lease and that there are no impediments, contractual or otherwise, to full performance hereunder. (e) This Lease shall be binding upon the parties hereto and shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of Landlord and the successors and assigns of Tenant. (f) In the event of any suit, action, or other proceeding at law or in equity, by either party hereto against the other, by reason of any matter arising out of this Lease, the prevailing party shall recover, not only its legal costs, but also reasonable attorneys’ fees (to be fixed by the Court) for the maintenance or defense of said suit, action or other proceeding, as the case may be. (g) A waiver by either party of any breach(es) by the other of any one or more of the covenants, agreements, or conditions of this Lease, shall not bar the enforcement of any rights or remedies for any subsequent breach of any of the same or other covenants, agreements, or conditions. (h) This Lease and the referenced schedules and exhibits set forth the entire agreement between the parties hereto and may not be amended, changed or terminated orally or by any agreement unless such agreement shall be in writing and signed by Tenant and Landlord and approved in writing by the Lender. Landlord and Tenant further agree that this Lease shall not be amended and no amendment shall be effective unless Guarantor expressly remains liable for all of the Tenant’s obligations under this Lease notwithstanding such amendment. (i) If any provision of this Lease or the application thereof to any persons or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by Law. (j) The submission of this Lease for examination does not constitute a reservation of or agreement to lease the Premises; and this Lease shall become effective and binding only upon proper execution and unconditional delivery thereof by Landlord and Tenant. (k) When the context in which words are used in this Lease indicates that such is the intent, words in the singular number shall include the plural and vice versa, and words in the masculine gender shall include the feminine and neuter genders and vice versa. Further, references to “person” or “persons” in this Lease shall mean and include any natural person and any corporation, partnership, joint venture, limited liability company, trust or other entity whatsoever. (l) All references to “business days” contained herein are references to normal working business days, i.e., Monday through Friday of each calendar week, exclusive of f ederal and national bank holidays. (m) Time is of the essence in the payment and performance of the obligations of Tenant under this Lease.

-35- 62427499;2 (n) In the event that the Landlord hereunder consists of more than one (1) person, then all obligations of the Landlord hereunder shall be joint and several obligations of all persons named as Landlord herein. If any such person directly or indirectly transfers its interest in the Premises, whether by conveyance of its interest in the Premises, merger or consolidation or by the transfer of the ownership interest in such Person, such transferee and its successors and assigns shall be bound by this subparagraph (n). All persons named as Landlord herein shall collectively designate a single person (the “Designated Person”) to be the person entitled to give notices, waivers and consents hereunder. If Landlord consists of only one person, such person shall be the Designated Person. Landlord agrees that Tenant may rely on a waiver, consent or notice given by such Designated Person as binding on all other persons named as Landlord herein; provided, that any amendment, change or termination of this Lease which is permitted under Section 44(h) of this Part II must be signed by all persons named as Landlord. The Designated Person shall be the only person entitled to give notices hereunder by the Landlord, and Tenant may disregard all communications from any other person named as Landlord herein, except as provided in the immediately following sentence. The identity of the Designated Person may be changed from time to time by [ ] advance written notice to the Tenant signed by either the Designated Person or by all persons named as Landlord herein. (o) Landlord is in compliance with the requirements of Executive Order No. 133224, 66 Fed Reg. 49079 (September 25, 2001) Office of Foreign Asset Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”). Tenant (i) is not listed on the Specially Designated Nationals and Blocked Persons List (hereinafter defined) maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collective referred to as the “Lists”), (ii) has not been determined by competent authority to be subject to the prohibitions contained in the Orders, and (iii) excluding any holders of any publicly held entity, is not owned or controlled by, or acts for or on behalf of, any person or entity on the Lists or any other person or entity wh o has been determined by competent authority to be subject to the prohibitions contained in the Order. (p) “Specially Designated National or Blocked Person” means a Person (a) designated by the Office of Foreign Assets Control at the U.S. Department of the Treasury, or other U.S. governmental entity, and appearing on the List of Specially Designated Nationals and Blocked Persons (http://www.ustreas.gov/offices/enforcement/ofacisdn/index.shtml), which List may be updated from time to time; or (b) with whom Landlord or Tenant is prohibited from engaging in transactions by any trade embargo, economic sanction or other prohibition of United States law, regulation, or Executive Order of the President of the United States; and (ii) “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity not specifically listed herein. Landlord represents and warrants to Tenant, knowing that Tenant is relying on such repre sentation and warranty, that Landlord is not a Specially Designated or Blocked Person. Tenant represents and warrants to Landlord, knowing that Landlord is relying on such representation and warranty, that Tenant is not a Specially Designated or Blocked Person.

-36- 62427499;2 (q) Radon Gas. Pursuant to Florida law (enacted effective as of January 1, 1989), Landlord hereby makes the following disclosure to Tenant: “Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed f ederal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.” IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the Date of Lease above written. [Balance of page intentionally left blank/Signature pages follow]

[Signature Page to Lease] 62427499;2 IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the Date of Lease. LANDLORD: FNLI AUDAX LLC, a Delaware limited liability company By:______ Name: [ ] Title: [ ] {Signatures Continue on Next Page]

[Signature Page to Lease] 62427499;2 TENANT: 220 ALHAMBRA PROPERTIES LLC a Florida limited liability company By _______________________________________ Title: _________________________

62427499;2 SCHEDULE 1 FIXED RENT AMOUNTS During the Term, Fixed Rent shall be paid in the amounts hereinafter set forth in this Schedule 1 with respect to the Term. Lease Year Annual Fixed Rent Monthly Fixed Rent Lease Year 1 $7,500,000.00 $625,000.00 Lease Year 2 [ ] [ ] Lease Year 3 [ ] [ ] Lease Year 4 [ ] [ ] Lease Year 5 [ ] [ ] Lease Year 6 [ ] [ ] Lease Year 7 [ ] [ ] Lease Year 8 [ ] [ ] Lease Year 9 [ ] [ ] Lease Year 10 [ ] [ ] Lease Year 11 [ ] [ ] Lease Year 12 [ ] [ ] Lease Year 13 [ ] [ ] Lease Year 14 [ ] [ ] Lease Year 15 [ ] [ ] Lease Year 16 [ ] [ ] Lease Year 17 [ ] [ ] Lease Year 18 [ ] [ ]

62427499;2 EXHIBIT A LEGAL DESCRIPTION OF PREMISES All that certain property located in the City of Coral Gables, County of Miami-Dade, State of Florida described as follows: Lots 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23 and 24, in Block 28, of CORAL GABLES SECTION K, according to the Plat thereof, as recorded in Plat Book 8, at Page 33, of the Public Records of Miami-Dade County, Florida. And Lot 5, in Block 24, of REVISED PLAT OF CORAL GABLES SECTION L, according to the Plat thereof, as recorded in Plat Book 8, at Page 85, of the Public Records of Miami -Dade County, Florida.

ny-2277987 62427499;2 EXHIBIT B FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT This Subordination, Non-Disturbance and Attornment Agreement (the “Agreement”) is dated this [ ] day of [ ], 2021 between [ ], as [ ] ([collectively], “Lender”) and [ ], a [ ](“Tenant”). RECITALS A. Tenant has entered into that certain lease dated [ ] (the “Lease”), with [ ] (the “Original Landlord”) of certain premises commonly known as [ ] and located at [ ]. The leased premises described in the Lease are hereinafter referred to as the “Premises”. B. A Memorandum/Notice of Lease Agreement [ ]by and between Tenant and Original Landlord regarding the Lease is recorded in the Official Records of [ ] County, [ ](the “Official Records”) as Instrument No. [ ]. C. On or prior to the date hereof, Original Landlord assigned its interest in the Lease to [ ] LLC, a Delaware limited liability company (“Landlord”), and Lender has made a loan to Landlord and its co-borrower, [ ]LLC, a Delaware limited liability company (the “Loan”), which loan is secured by a mortgage and security agreement or deed of trust encumbering the Premises and dated [ ] [_], 2021 (the “Mortgage”) that is or shall be recorded in the Official Records. The Loan may also be secured by an assignment of leases and rents dated as of the same date as the Mortgage (the “Assignment”) and recorded in the Official Records concurrently therewith. For mutual consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Tenant agrees that the lien of the Lease is and shall be subject and subordinate to the lien of the Mortgage and to the lien of the Assignment and to all renewals, amendments, modifications, consolidations, replacements and extensions thereof, now or hereafter executed, to the full extent of all amounts secured thereby, said subordination to have the same force and effect as if the Mortgage, the Assignment, and such renewals, modifications, consolidations, replacements and extensions thereof had been executed, acknowledged, delivered and recorded prior to the Lease, and amendments or modifications or any notice thereof. However, the foregoing subordination provision shall not be deemed or construed as limiting Tenant’s rights under the Lease and/or Landlord’s obligations thereunder, including the use of insurance proceeds and condemnation awards, and notwithstanding any inconsistent provisions of the Mortgage with respect thereto, such proceeds and awards shall be applied as set forth in the Lease. 2. Lender agrees that Tenant shall not be named or joined as a party defendant in any action, suit or proceeding which may be instituted by Lender to foreclose or seek other remedies under the Mortgage or the Assignment by reason of a default or event of default under the Mortgage or the Assignment, unless applicable legal requirements require Tenant to be made a party thereto as a condition to Lender’s proceeding against Landlord or prosecuting such rights and remedies. Lender further agrees that, in the event of any entry by Lender pursuant to the Mortgage, a foreclosure of the Mortgage, or the

2 ny-2277987 62427499;2 exercise by Lender of any of its rights under the Mortgage or Assignment, Lender shall not disturb Tenant’s right of possession of the Premises under the terms of the Lease so long as Tenant is not in default beyond applicable grace and cure periods in the Lease. 3. Tenant agrees that, in the event of a foreclosure of the Mortgage by Lender, the acceptance of a deed in lieu of foreclosure by Lender, or Lender’s exercise of any of its rights under the Mortgage or Assignment, Tenant will attorn to and recognize Lender as its landlord under the Lease for the remainder of the term of the Lease (including all term extension options which have been or are hereafter exercised) upon the same terms and conditions as are set forth in the Lease and this Agreement, and Tenant hereby agrees to perform all of the obligations of Tenant pursuant to the Lease. 4. Tenant agrees that, in the event Lender succeeds to the interest of Landlord under the Lease: (a) Lender shall not be liable in damages for any act or omission of any prior landlord (including Landlord), provided nothing herein shall derogate from the obligation of Lender to perform all of the obligations of Landlord pursuant to the Lease once Lender succeeds to the interest of Landlord under the Lease; (b) Lender shall not be liable for the return of any security deposit unless such security deposit is actually received by Lender; (c) Lender shall not be bound by any Annual Rent or additional rent which Tenant might have prepaid for more than [ ] in advance under the Lease (unless so required under the Lease); (d) Lender shall not be bound by any amendments or modifications of the Lease made without consent of Lender except for the exercise of any extensions to the term that exist as of the date hereof; (e) Lender shall not be bound by any consensual or negotiated surrender, cancellation or termination of the Lease, in whole or part, agreed upon between Landlord and Tenant, unless effected unilaterally by Tenant pursuant to the express terms of the Lease or approved by Lender; (f) Lender shall not be subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord); and (g) Lender shall not be bound by any provision in the Lease which obligates Landlord to erect or complete any building or to make any improvements to the Premises, but shall be subject to any offset or termination rights Tenant may have on account of Landlord’s failure to erect or complete any improvements to the Premises as may be set forth in the Lease (if any), provided such offset or termination rights shall be subject to Lender’s cure rights as set forth in Section 7 below. 5. Notwithstanding anything to the contrary in this Agreement or the Lease, upon any attornment pursuant to this Agreement the Lease shall be deemed to have been automatically amended to provide that Lender’s obligations and liability under the Lease shall never extend beyond Lender’s (or its successors’ or assigns’) interest, if any, in Landlord’s Premises from time to time, including insurance and condemnation proceeds, Lender’s interest in the Lease, and the proceeds from any sale or other disposition of Landlord’s Premises by Lender, but (i) expressly excluding any losses under Landlord’s financing and (ii) not including any revenue Landlord derived from the Premises prior to the sale thereof (collectively,

3 ny-2277987 62427499;2 “Lender’s Interest”). Tenant shall look exclusively to Lender’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Lender under the Lease as affected by this Agreement. If Tenant obtains any money judgment against Lender with respect to the Lease or the relationship between Lender and Tenant, then Tenant shall look solely to Lender’s Interest (or that of its successors and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Lender. In addition to any limitation of liability set forth in this Agreement, Lender, Tenant and/or their respective successors and assigns shall under no circumstances be liable for any incidental, consequential, punitive, or exemplary damages. 6. Lender hereby approves of, and consents to, the Lease. Notwithstanding anything to the contrary contained in the Mortgage or the Assignment, so long as the Tenant is not in default under the Lease beyond applicable notice and cure periods, Tenant shall be entitled to use and occupy the Premises and exercise all its rights under the Lease, and the Lease and Landlord’s and Tenant’s performance thereunder shall not constitute a default under the Mortgage or Assignment. 7. Tenant agrees to give Lender a copy of any notice of default under the Lease served upon Landlord at the same time as such notice is provided to Landlord. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in the Lease, then Lender have an [ ] after its receipt of notice of default within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such additional [ ] Lender has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings necessary to effect such cure). 8. The terms and provisions of this agreement, shall be automatic and self-operative without execution of any further instruments on the part of any of the parties hereto. Without limiting the foregoing, Lender and Tenant agree, within [ ] after request therefor by the other party, to execute an instrument in confirmation of the foregoing provisions, in form and substance reasonably satisfactory to Lender and Tenant, pursuant to which the parties shall acknowledge the continued effectiveness of the Lease in the event of such foreclosure or other exercise of rights. 9. Any notice to be delivered hereunder shall be in writing and shall be sent registered or certified mail, return receipt requested, postage prepaid, or overnight delivery by FedEx or similar overnight courier which delivers upon signed receipt of the addressee, or its agent (or via email, so long as such email is followed by a hard copy notice sent via one of the methods described in this sentence). The time of the giving of any notice shall be the time of receipt thereof by the addressee or any agent of the addressee, except that in the event that the addressee shall refuse to receive any notice, or there shall be no person available (during normal business hours) to receive such notice, the time of giving notice shall be deemed to be the time of such refusal or attempted delivery as the case may be. All notices addressed to Lender or Tenant, as the case may be, shall be delivered to the respective addresses set forth opposite their names below, or such other addresses as they may hereafter specify by written notice delivered in accordance herewith: Tenant: [ ] [ ] [ ] Attention: [ ] Phone Number: [ ] Email: [ ] with a concurrent mandatory copy to:

4 ny-2277987 62427499;2 [ ] [ ] [ ] Attention: [ ] Phone Number: [ ] Email: [ ] Lender: [ ] [ ] [ ] Attention: [ ] Phone Number: [ ] Email: [ ] With a copy to: [ ] [ ] [ ] Attention: [ ] Phone Number: [ ] Email: [ ] 10. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors -in-interest and assigns. The term “Lender” as used herein includes any direct or more remote successor or assign of the named Lender herein, including any purchaser at a foreclosure sale, and any successor or assign thereof, and the term “Tenant” as used herein includes any direct or more remote successor and assign of the named Tenant herein. All terms used herein but not defined herein which are defined in the Lease shall have the same meaning for purposes hereof as they do for purposes of the Lease. 11. Tenant acknowledges, without limitation, that the subordinations provided hereby include a full and complete subordination by Tenant of any options it may have to purchase all or any portion of the Premises, rights of first refusal or similar rights, whether such rights are provided in the Lease or elsewhere. Tenant hereby further agrees that any such option to purchase or right of first refusal shall be expressly inapplicable to any foreclosure of the Mortgage or acquisition of the Premises or any interest therein by Lender or any designee of Lender by conveyance in lieu thereof or similar transaction. 12. Lender shall not, either by virtue of the Mortgage, the Assignment or this Agreement, be or become a mortgagee in possession or be or become subject to any liability or obligation under the Lease or otherwise until Lender shall have acquired the interest of Landlord in the Premises, by foreclosure or otherwise, and then such liability or obligation of Lender under the Lease shall extend only to those liabilities or obligations accruing subsequent to the date that Lender has acquired the interest of Landlord in the Premises as modified by the terms of this Agreement. 13. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages. If ny-2277987 62427499;2 any portion or portions of this Agreement shall be held invalid or inoperative, then all of the remaining portions shall remain in full force and effect, and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion or portions held to be invalid or inoperative. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. 14. This Agreement may be amended, discharged, terminated or any of its provisions waived, only by a written instrument executed by the party to be charged. 15. In the event of any conflict between the terms of this Agreement and the terms of the Lease, the terms of this Agreement shall govern and control. [No further text on this page. Signatures appear on the following page.] 5 ny-2277987 62427499;2 IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the date first above written. TENANT: [ ] By: Name: Title: STATE OF [ ] SS.: COUNTY OF [ ] On the day of in the year 2021 before me, the undersigned, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument. Notary Public [Signatures continue on the following page.]

ny-2277987 62427499;2 LENDER: [ ] By: Name: Title: STATE OF [ ] SS.: COUNTY OF [ ] On the day of in the year 2021 before me, the undersigned, personally appeared , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument. Notary Public

62427499;2 , as guarantor of the obligations of Tenant under the Lease, has executed this Agreement for the purpose of acknowledging and consenting to the same. GUARANTOR: , a By: Name: Title: [End of signature pages.]

62427499;2 EXHIBIT C LIST OF ENVIRONMENTAL REPORTS [ ]

62427499;2 EXHIBIT D NOTICE OF TRANSFER , 20 VIA OVERNIGHT DELIVERY [Name of Tenant] [Tenant Address] Re: Lease by and between , a (“Landlord”) and , a (“Tenant”), dated as of , 200_ (the “Lease”), covering certain real property situated in [City] , [State] (the “Property”) To the Tenant Named Above: You are hereby advised that the Property has been transferred (either directly or indirectly). Please note the following relevant information regarding the owner and Landlord subsequent to such transfer: 1. Name of Property owner (the Landlord under the Lease): . Pursuant to Section 27 of Part II of the Lease, please be advised that a ll future notices, demands, requests, consents, approvals, offers, statements and other instruments or communications directed to Landlord under the Lease should be sent to the following address: Attention: Facsimile No.: If you have any questions regarding the contents of this letter, please do not hesitate to contact at the address or telephone number specified above. IN WITNESS WHEREOF, the undersigned have executed this Notice of Transfer as of the date first written above. [NAME OF EXISTING LANDLORD] By: Its:

62427499;2 [NAME OF NEW LANDLORD] By: Its:

62427499;2 EXHIBIT E GUARANTY OF LEASE FORM GUARANTY OF LEASE This Guaranty of Lease (the “Guaranty”) is executed as of the day of [ ], by [ ], a c [ ] (together with its successors and permitted assigns, “Guarantor”), in favor of [ ], a [ ] (“Landlord”) with reference to the following facts: A. [ ], a [ ] (“Tenant”) entered into that certain Lease, dated as of , 2021 (as amended or otherwise modified from time to time, the “Lease”), by and among Landlord and Tenant, pursuant to which Landlord has agreed to lease the “Premises” described in the Lease (such premises, the “Premises”) to Tenant. B. Guarantor, directly or indirectly, owns [ ] of the issued and outstanding equity interests of Tenant. C. As a condition precedent to the execution and delivery of the Lease by Landlord, Landlord requires that Guarantor unconditionally guaranty the performance by Tenant of its obligations set forth under the Lease. D. Guarantor has a material financial interest in Tenant and expects to derive material financial benefit from the Lease, and Guarantor desires that Landlord enter into the Lease with Tenant. In consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby covenants and agrees with Landlord as follows: 1. Guarantor absolutely, irrevocably and unconditionally guarantees to and for the benefit of Landlord and its successors and assigns the punctual and full payment as they accrue and become due of all rents of every kind under the Lease and the full, faithful and timely performance of each and all of the covenants, agreements, obligations, representations, indemnifies, warranties and liabilities of Tenant (and/or Tenant’s assigns and successors to all or any portion of Tenant’s interest in the Lease) under the Lease (each, an “Obligation”, and collectively, the “Obligations”), until all such Obligations have been fully paid, performed and discharged [ ]. The liability of Guarantor hereunder shall be for all Obligations owed to Landlord including, without limitation, costs and fees (including, without limitation, actual attorneys’ and experts’ fees and disbursements and court costs that would have accrued under the Lease) and all other Obligations that would have been paid, performed and discharged by Tenant (or Tenant’s assigns and successors to all or any portion of Tenant’s interest in the Lease or the Premises) but for the commencement of a case under Title 11 of the United States Code or under any successor statute thereto (the “Bankruptcy Code”), or any other law governing solvency, bankruptcy, reorganization or like proceedings, and other expenses incurred by Landlord in the enforcement of this Guaranty. The Obligations shall continue, unaffected by any actual, purported or attempted assignment, transfer or sublease of all or any portion of Tenant’s interest in the Lease

5 62427499;2 or the Premises. Notwithstanding the foregoing, only upon any failure to fully pay, perform and discharge any of the Obligations, which failure constitutes a default under the Lease, which default remains uncured beyond any applicable cure period, if any, provided in the Lease(herein called a “Breach”), Guarantor, upon written demand from Landlord, shall fully pay the Obligation or Obligations in question, and shall pay all damages, losses, costs, expenses (including, without limitation, actual attorneys’ and experts’ fees and court costs) and liabilities that may arise in consequence of the Breach. 2. The obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by, the following, any or all of which may be taken without the consent of, or notice to, Guarantor nor shall any of the following give Guarantor any recourse or right of action against Landlord, each and all of which are hereby expressly authorized by Guarantor to be undertaken at any time and from time to time by Landlord in its sole and absolute discretion: (a) Any amendment, modification, addition or supplement of or to the Lease; (b) Any renewal, extension or continuation of the Lease or the term thereof, whether pursuant to a written agreement or otherwise, and including without limitation, any holding over by Tenant after the expiration of the term of the Lease, including any renewal or extension term, whether or not consented to by Landlord; (c) Any exercise or non-exercise or delay in the exercise or assertion by Landlord of any right or privilege under this Guaranty or the Lease; (d) Any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other similar proceeding relating to Guarantor or Tenant, or any action taken in respect of Tenant, this Guaranty, the Lease and/or the Premises by any trustee, receiver, debtor-in-possession or the like, by Landlord or by any court, in any such proceeding, including, without limitation, any assumption or rejection of the Lease under Section 365 of the Bankruptcy Code, whether or not Guarantor shall have had notice or knowledge of any of the foregoing; (e) Any extension of time or other indulgence granted to Tenant or any waiver with respect to the payment of rents, additional rents and other charges and expenses to be paid by Tenant or with respect to the performance and observance of any other obligations of Tenant under the Lease; (f) Any assignment of the Lease or any subletting of all or any portion of the Premises; (g) The acceptance by Landlord of any security (including any real or personal property collateral) for the punctual and full payment of said rents or the punctual and full performance and observance of said Tenant obligations, or the release, surrender, substitution or omission to act, by Landlord with respect to any such security; (h) Any disaffirmance or abandonment by Tenant, any debtor-in-possession or any trustee of Tenant; (i) Any other act or omission to act by Landlord; and (j) Any other matter whatsoever whereby Guarantor would or might be released.

6 62427499;2 3. Guarantor hereby knowingly, irrevocably, unconditionally and voluntarily waives: (a) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty; (b) Any right to require Landlord to proceed against Tenant or any other person at any time or to proceed against or exhaust any security held by Landlord at any time or to pursue any other remedy whatsoever at any time; (c) Any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantor against the Tenant, whether resulting from any action or election of remedies by Landlord or otherwise; (d) Any defense arising by reason of any invalidity or unenforceability of the Lease or any disability of Tenant, or by any cessation from any cause whatsoever of the liability of Tenant, including, without limitation, (i) any rejection or termination of the Lease under Section 365 of the Bankruptcy Code or (ii) any reduction, diminution or limitation upon or discharge of the liability of Tenant under the Bankruptcy Code; (e) Any defense based upon an election of remedies by Landlord; (f) Any duty of Landlord to advise Guarantor of any information known to Landlord regarding the financial condition of Tenant and all other circumstances affecting the ability of Tenant to perform its obligations under the Lease, as more particularly described in Paragraph 10 below; (g) Any duty of Landlord to give Guarantor notice of any demand by Landlord or any notice of any type or nature under the Lease, including, without limitation, any notice relating to any default by the Tenant under the Lease; (h) Any defense based upon any express or implied amendment, modification, addition or supplement of or to the Lease or of or to Tenant’s obligations under the Lease made without the consent of Guarantor, which consent shall not be required; (i) Any defense based upon the lack of perfection or continuing perfection or failure of priority of collateral security, if any, which may now or hereafter be given for performance of the Obligations; (j) Any defense based upon the failure by Landlord to marshal assets; (k) Any defense based upon any act or omission of Landlord that results in or aids in the discharge or release of Tenant; (l) Any defense based upon any law that provides that the obligations of a guarantor must not be larger in amount nor in other respects more burdensome than that of the principal or that reduces a guarantor’s obligation in proportion to the principal obligation; (m) Any defense based upon any failure of Landlord to file or enforce or compromise a claim in any bankruptcy proceeding;

7 62427499;2 (n) Any defense based upon the avoidance of any lien in favor of Landlord for any reason; (o) Any defense based upon the right to enforce any remedy against any other person; (p) Any defense based upon the right, if any, to the benefit of, or to direct the application of any security held by Landlord, and, until all of the Obligations have been paid and performed in full, all rights of subrogation, any right to enforce any remedy that Landlord now has or hereafter may have against Tenant, and any right to participate in any security now or hereafter held by Landlord; (q) Any defense based upon the benefits or defenses, if Guarantor is entitled to any benefits or defenses, of any or all anti-deficiency statutes or single-action legislation; and (r) Any setoff, defense or counter-claim that Tenant or Guarantor may have or claim to have against Landlord. 4. Until all amounts payable to Landlord under the Lease have been paid in full, Guarantor shall have no right of subrogation and Guarantor waives, to the f ullest extent permitted by law, any right to enforce any remedy that Landlord now has or may hereafter have against Tenant. 5. Without prejudice to the generality of any waiver granted in this Guaranty, the Guarantor irrevocably and unconditionally abandons and waives any right which it may have at any time under the laws of Jersey whether by virtue of the droit de discussion or otherwise to require (i) that recourse be had to assets of any other person before any claim is enforced against it in respect of the obligations or liabilities assumed by it under this and (ii) whether by virtue of the droit de division or otherwise to require that any liability under this Guaranty be divided or apportioned with any other person or reduced in any manner whatsoever. 6. This Guaranty shall extend to each and every payment to be made and other obligation or condition to be performed or observed under the Lease by Tenant and its successors and assigns. Successive demands may be made upon, and successive actions for the enforcement of such demands may be brought against, Guarantor upon successive defaults in the making of particular payments and the performance and observance of particular obligations or conditions under the Lease, and the enforcement of this Guaranty against Guarantor with respect to any particular payment or obligations or conditions under the Lease shall not operate to exhaust this Guaranty or as a waiver of the right to proceed under this Guaranty with respect to any future default or defaults. 7. Notwithstanding anything to the contrary herein contained in this Guaranty, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any or all of the obligations guaranteed hereby is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by Landlord upon the insolvency, bankruptcy or reorganization of Tenant or if Landlord elects to return such payment or any part thereof in its sole discretion, all as though such payment or application of proceeds had not been made. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return , this Guaranty shall have been canceled or surrendered, this Guaranty shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair

8 62427499;2 or otherwise affect the obligations of Guarantor in respect of the amount of the affected payment or application of proceeds. 8. [intentionally omitted]. 9. This Guaranty is an irrevocable, continuing guaranty and Guarantor agrees that this Guaranty shall remain in full force and effect until all of the Obligations are fully paid, performed and discharged, regardless of the expiration or earlier termination of the Lease, and regardless of the bankruptcy, reorganization, dissolution or insolvency of Tenant, its successors and assigns, and regardless of any actual, attempted or purported assignment, sublease or other transfer of all or any portion of Tenant’s interest in the Lease. Guarantor further agrees that this Guaranty may not be revoked by Guarantor. If any provision of this Guaranty is held to be invalid or unenforceable, the validity and enforceability of the other provisions of this Guaranty shall not be affected. This Guaranty shall remain in full force and effect notwithstanding future changes of conditions, including any changes in law or invalidity or irregularity in the creation of any of the Obligations. 10. In giving this Guaranty, Guarantor is not concerned with Tenant’s financial condition and hereby knowingly and irrevocably waives any right Guarantor may possess to require Landlord to disclose to Guarantor any information Landlord may now or hereafter possess concerning Tenant’s present or future character, credit, collateral or financial condition. Guarantor assumes the responsibility for being and keeping informed of the f inancial condition of Tenant and of all circumstances bearing upon the risk of non-payment and nonperformance of the Obligations that diligent inquiry would reveal. 11. No delay or failure by Landlord to execute any remedy against Tenant or Guarantor will be construed as a waiver of that right or remedy. All remedies of Landlord are cumulative. 12. This Guaranty shall be one of payment and performance and not merely of collection. 13. In any action or proceeding brought to enforce the terms of this Guaranty, the prevailing party shall be entitled to recover any and all costs and expenses, including, without limitation, actual attorneys’ fees and court costs, incurred in any such action or proceeding. 14. All notices, requests, concerns, approvals, payments in connection with the Lease, or communications that either party desires or is required or permitted to give or make to the other party under the Lease shall only be deemed to have been given, made and delivered, when made or given in writing and personally served, or deposited in the United States mail, certified or registered mail, postage prepaid, and addressed to the parties as follows: IF TO GUARANTOR, TO:

9 62427499;2 IF TO LANDLORD. TO: With a copy to: With another copy to: or to such other address or addresses as either Landlord or Guarantor may from time to time designate to the other by written notice in accordance herewith. Such notices shall be effective on the date of delivery or attempted delivery. Service of process in connection with any legal action or proceeding relating to this Guaranty shall also be deemed properly delivered if delivered and served in any manner permitted by the applicable law of the State of Florida or the United States, as the case may be. Landlord or Guarantor may change its address for the purpose of this Guaranty by giving written notice of such change to the other party in the manner herein provided. Unless and until any such notice is given, any notice or other communication sent to the last noticed address as provided herein shall be deemed properly delivered. 14. Guarantor agrees that this Guaranty shall be construed as an absolute, unconditional, irrevocable, continuing and unlimited obligation of Guarantor without regard to the regularity, validity or enforceability of any liability or obligation hereby guaranteed. 15. The right of Landlord to demand and Guarantor’s obligation to pay and to perform fully the Obligations shall not be suspended, abridged or affected in any way whatsoever by the fact that the Obligations or any part thereof are at any time secured by real or personal property or otherwise. With or without notice to Guarantor and without affecting Guarantor’s liability hereunder or with respect to the Obligations hereby guaranteed, Landlord, from time to time, either before, at or after any Breach and whether or not Landlord is under any contractual or equitable obligation to do so, may (a) accept security for the Obligations hereby guaranteed, (b) release or accept other security in exchange or in substitution for collateral, if any, that may be held or any part thereof, (c) accept substitutes for or release Guarantor or any substitutes for

10 62427499;2 Guarantor as party hereto, or (d) subordinate any security interest in any collateral or any portion thereof to the rights of other creditor or creditors. 16. This Guaranty shall continue for the term of the Lease and any extensions or renewals thereof and until all obligations and liabilities of Tenant and its successors and assigns to Landlord under or relating to the Lease have been fully paid or satisfied (subject to reinstatement of the Guaranty as provided in Paragraph 7 above). 17. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of New York. In connection with any suit, action or proceeding brought with respect to this Guaranty, Guarantor hereby irrevocably submits to the exclusive jurisdiction of any Federal or State court in the County of New York, State of New York, and Guarantor waives any objections that it may now or hereafter have based upon venue and/or forum non conveniens of any such suit, action or proceeding. 18. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). 19. This Guaranty or the provisions hereof shall not be modified, amended or waived in any manner unless the same be in writing and signed by Landlord and Guarantor. 20. If there be more than one undersigned Guarantor, each undersigned Guarantor is executing this instrument, and shall be unconditionally liable hereon, jointly and severally. Landlord may make demand upon or pursue any remedies against any one or more Guarantor, whether or not any demand is made upon or any remedies are pursued against any other Guarantor. Each Guarantor expressly agrees that recourse may be had against any and all property of Guarantor, regardless of whether such property constitutes community property, quasi-community property or separate property. 22. Landlord shall have the right, without any consent from Guarantor, to assign this Guaranty, in whole and not in part, in connection with any assignmen t of Landlord’s rights (including, without limitation, Landlord’s rights under Section 38 of the Lease) and obligations under the Lease. Upon the transferee becoming the Landlord pursuant to Section 38 of the Lease, upon the request of Landlord or such transferee, as the case may be, Guarantor shall execute and deliver an acknowledgment that this Guaranty runs in favor of Landlord. Guarantor may not assign, delegate or otherwise transfer all or any part of its respective rights and/or obligations under this Guaranty without the prior written consent of Landlord. Subject to the restrictions on transfer set forth in the immediately preceding sentence, this Guaranty shall be binding upon, and inure to the benefit of, Landlord and Guarantor and their respective successors and assigns. Any attempted assignment, delegation or transfer in violation of this Paragraph 22 shall be, and is hereby declared, null and void ab initio. 23. Guarantor agrees to deliver all financial reports required to be delivered by Guarantor pursuant to Section 39 of the Lease within the time frames set forth therein. [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

62427499;2 IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first above written. GUARANTOR [ ], a [ ] By:_ Name: Title: [SIGNATURE PAGES CONTINUE ON NEXT PAGE] Signature Page Guaranty

62427499;2 Accepted and Agreed: LANDLORD: [ ], a [ ] By:_ Name: Title: